                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              UNITED BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:
N/A
--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:
N/A
--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:
N/A
--------------------------------------------------------------------------------

     5) Total fee paid:
N/A
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
N/A
--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:
N/A
--------------------------------------------------------------------------------

     3) Filing Party:
N/A
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     4) Date Filed:
N/A
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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           [UNITED BANCORP, INC. LOGO]



                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                 APRIL 15, 2003




     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of United Bancorp, Inc. will be held at the Tecumseh Country Club, 5200 Milwaukee Road, Tecumseh, Michigan, on Tuesday, April 15, 2003 at 4:30 p.m., local time, for the following purposes:

     1. To elect four directors constituting Class III of the Board of Directors, to serve for three years until the 2006 Annual Meeting of Shareholders.

     2. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on February 21, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     The Federal Deposit Insurance Corporation (FDIC) requires state-chartered banks that are not members of the Federal Reserve System to prepare an annual disclosure statement that must be available to the public by March 31, 2003. A copy of the disclosure statement for either of the subsidiary banks of United Bancorp, Inc. may be obtained by contacting Dale L. Chadderdon, at the address or telephone number listed below.

     You are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to be present, please promptly sign and date the enclosed Proxy and mail it in the return envelope, which is enclosed for that purpose. It will assist us in preparing for the Annual Meeting, and it is important that your shares be represented at the Annual Meeting.



                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/ Dale L. Chadderdon
                                  ----------------------------------------------
     March 14, 2003               Dale L. Chadderdon
                                  Senior Vice President, Secretary and Treasurer





      Post Office Box 248 - 205 East Chicago Boulevard - Tecumseh, Michigan 49286 - Phone 517.423.8373 - Fax 517.423.5041

                           [UNITED BANCORP, INC. LOGO]



                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 15, 2003


This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of United Bancorp, Inc. (the "Company") of the accompanying Proxy to be used at the 2003 Annual Meeting of Shareholders of the Company and any adjournment or adjournments thereof. The Annual Meeting will be held on April 15, 2003 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

This Proxy Statement, the Proxy, and Notice of Annual Meeting will be mailed to shareholders on or before March 14, 2003.

The mailing address of the principal executive offices of the Company is P. O. Box 248, Tecumseh, Michigan, 49286.

Only shareholders of record at the close of business on February 21, 2003 will be entitled to notice of and to vote at the Annual Meeting. On February 21, 2003, there were 2,114,765 shares of the Common Stock of the Company outstanding entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. The Common Stock constitutes the only voting security of the Company entitled to vote upon the proposals to be presented at the Annual Meeting.

Shares represented by properly executed Proxies received by the Company will be voted at the Annual Meeting in the manner specified therein. If no instructions are specified in the Proxy, the shares represented thereby will be voted in favor of the proposals presented at the Annual Meeting by the Board of Directors. Any Proxy may be revoked by the person giving it at any time prior to being voted, either by giving another Proxy bearing a later date or by notifying the Secretary of the Company, Dale L. Chadderdon, at the Company's principal executive offices, in writing of such revocation or by attending the Annual Meeting and voting in person.

The cost of soliciting Proxies will be borne by the Company. The solicitation of Proxies will be made primarily by mail. Officers and regular employees of the Company and its subsidiaries may also solicit proxies, personally and by telephone or other means, for which they will receive no additional compensation and at a minimal cost to the Company. Arrangements may also be made directly by the Company with banks, brokerage houses, custodians, nominees, and fiduciaries to forward soliciting matter to the beneficial owners of stock held of record by them and to obtain authorization for the execution of Proxies. The Company may reimburse such institutional holders for reasonable expenses incurred by them in connection therewith.

Any nominations to the Board of Directors, or other proposals, by a shareholder of the Company to be considered for inclusion in the Proxy Statement for the 2004 Annual Meeting of Shareholders must be received by Dale L. Chadderdon, Secretary and Treasurer, at the principal executive offices of the Company by December 15, 2003.

                         PLANNING TO ATTEND THE MEETING?

If your Company Stock is held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares "held in street name," and this Proxy Statement is being forwarded to you by your broker or nominee. Your name does not appear on the register of shareholders and, in order to be admitted to the Meeting, you must bring a letter or account statement showing that you are the beneficial owner of the shares. You will not be able to vote at the Meeting, and should instruct your broker or nominee how to vote on your behalf, unless you have a legal proxy from the shareholder of record appointing you as its proxy. If you have any questions about the meeting or require special assistance, please call Diane Skeels, at (517) 423-8373.



                       PROPOSAL 1 - ELECTION OF DIRECTORS

In accordance with the Company's Articles of Incorporation and By-Laws, the Board of Directors is divided into three classes. Each year, on a rotating basis, the term of office of the Directors in one of the three classes will expire. Successors to the class of Directors whose terms have expired will be elected for a three-year term. The Directors whose terms expire at the 2003 Annual Meeting of Shareholders ("Class III Directors") are Joseph D. Butcko, Robert K. Chapman, George H. Cress and John J. Wanke.

The Board of Directors has by resolution nominated four individuals for election as Class III Directors at the 2003 Annual Meeting of Shareholders, three of whom are incumbent Class III Directors. Those persons who are elected as Class III Directors at the 2003 Annual Meeting of Shareholders will hold office for three years or as noted below. Their terms will expire at the 2006 Annual Meeting of Shareholders and/or upon the election and qualification of their successor.

If any of the nominees is unable to serve, the number of Directors to be elected at the Annual Meeting of Shareholders may be reduced by the number unable to serve and for whom no substitute is recommended by the Board of Directors.

Provided that a quorum is present (i.e., a majority of the shares of the Common Stock of the Company outstanding as of the record date and entitled to vote are represented, in person or by proxy, at the Annual Meeting,) Directors will be elected from among those persons duly nominated for such positions by a plurality of the votes actually cast at the Annual Meeting. Thus, for this year, assuming the presence of a quorum, those nominees for election as Directors receiving the four highest number of votes will be elected, regardless of the number of votes which for any reason, including abstentions, broker non-votes or withholding of authority to vote, are not cast for the election of such nominees.

It is intended that the shares represented by Proxies in the accompanying form will be voted for the election of the four Board nominees unless a contrary direction is indicated. If any of the nominees should be unable to serve, which the Board does not contemplate, the Proxies may be voted for the election of such other person or persons as the Board of Directors may recommend.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                        ELECTION OF ALL FOUR DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

LEGAL PROCEEDINGS
The Company is not involved in any material legal proceedings. The Company's subsidiary banks ("Banks") are involved in ordinary routine litigation incident to its business; however, no such proceedings are expected to result in any material adverse effect on the operations or earnings of the Banks. Neither the Banks nor the Company are involved in any proceedings to which any director, principal officer, affiliate thereof, or person who owns of record or beneficially more than five percent (5%) of the outstanding stock of either the Company or the Banks, or any associate of the foregoing, is a party or has a material interest adverse to the Company or the Banks.

INFORMATION CONCERNING NOMINEES AND INCUMBENT DIRECTORS
The following table discloses the name and age of each incumbent Director and Director Nominee, his or her five year business experience, and the year each became a Director of the Company, according to the information furnished to the Company by each nominee or incumbent Director.


                                                                                                          Director
                              Name, Age, and Five Year Business Experience                                  Since
                              --------------------------------------------                                  -----
DIRECTOR NOMINEES - TERMS EXPIRING IN 2006 (CLASS III)
Joseph D. Butcko, age 61; Co-owner, Saline Properties, Inc., Saline, MI; Chief Operating Officer,           1997
Crescive Die & Tool, Inc. (to 1999)

Robert K. Chapman, age 59; President and Chief Executive Officer, Director; United Bank & Trust -           2001
Washtenaw ("UBTW") (since 2001); Vice Chairman of the Company (since 2001); Executive Vice President and
Chief Financial Officer, Wells Fargo Home Mortgage, Des Moines, IA (1997-2000);

George H. Cress, age 66; Chairman of the Board, UBTW (since 2001); President and C.E.O., Ann Arbor Area     2001
Community Foundation, Ann Arbor, MI (1997 - 2001)

Kathryn M. Mohr, age 40; Partner, Robison, Curphey & O'Connell, Attorneys; Adrian, MI and Toledo, OH        2003

INCUMBENT DIRECTORS- TERMS EXPIRING IN 2004 (CLASS I)
-----------------------------------------------------
James C. Lawson, age 55; General Manager, Boley Fuels, Inc. (since 1999); private investor (1997-1999)      1986

D. J. Martin, age 63; President and Director, Martin's Home Center, Tecumseh, MI                            1985

David E. Maxwell, age 63; Retired (since 2001) Executive Vice President and Chief Operating Officer;        1986
Director, Brazeway, Inc., Adrian, MI

Chris L. McKenney, age 69; Senior Partner and President, Conlin, McKenney & Philbrick, PC, attorneys;       2001
Ann Arbor, MI

INCUMBENT DIRECTORS - TERMS EXPIRING IN 2005 (CLASS II)
-------------------------------------------------------
John H. Foss, age 60; Director (since 2001), La-Z-Boy Inc.; Retired (since 2001) Director, Vice             1992
President, Treasurer and Chief Financial Officer, Tecumseh Products Company, Tecumseh, MI

Patricia M. Garcia, age 48; President and Publisher, Ann Arbor Observer Company, newspaper; Ann Arbor, MI   2001

David S. Hickman, age 62; Chairman and Chief Executive Officer of the Company and UBT, Tecumseh, MI;        1985
Director of UBTW.

None of the Incumbents or Director Nominees, with the exception of John H. Foss, who is a director of La-Z-Boy Inc., serves as a director of any other Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15
(d) of such act, or any Company registered as an investment company under the Investment Company Act of 1940 as amended.


With the exception of Directors Hickman, Chapman and Wanke, all Directors meet the proposed NASDAQ standard of independence.

INFORMATION CONCERNING EXECUTIVE OFFICERS
Following is a current listing of Executive Officers of the Company, setting forth the name, age, five year business experience, and year each became an Executive Officer of the Company. Officer appointments for the Company are made or reaffirmed annually at the Organizational Meeting of the Board of Directors. At its regular meetings, the Board may also make other Executive Officer appointments for the Company.


                                                                                                      Executive
                           Name, Age, and Five Year Business Experience                             Officer Since
                           --------------------------------------------                             -------------
David S. Hickman, age 62; Chairman and Chief Executive Officer of the Company and UBT; Director          1985
of UBI, UBT and UBTW

Robert K. Chapman, age 59; Vice Chairman (since 2001) of the Company; President and Chief                2001
Executive Officer (since 2001) of UBTW; Director of UBTW and UBI (since 2001); Executive Vice
President and Chief Financial Officer, (1997-2000) Wells Fargo Home Mortgage

John J. Wanke, age 53; President of the Company; President and Chief Operating Officer of UBT.           1987
Director of UBT and UBI

Richard L. Boyce, age 41; Executive Vice President (since 2001) of the Company; Executive Vice           1995
President and Trust Officer of UBT

Dale L. Chadderdon, age 54; Senior Vice President, Secretary and Treasurer of the Company;               1987
Executive Vice President and Chief Financial Officer, Secretary of UBT; Chief Financial Officer
and Secretary (since 2001) of UBTW

Thomas C. Gannon, age 49; Vice President (since 2001) of the Company; Senior Vice President -            1998
Human Resources and Communication, UBT

John A. Odenweller, age 55; Vice President (since 2001) of the Company; Senior Vice President -          2001
Operations, UBT


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Audit Committee Report, Charter, and Independence
The Board of Directors of the Company has appointed an Audit and Compliance Review Committee ("Audit Committee") consisting of Joseph D. Butcko, John H. Foss and James C. Lawson. The Committee met eight times during the year ended December 31, 2002. Each of these members meets the requirements for independence set forth under the Sarbanes-Oxley Act and in Rule 4200(a)(14) the listing standards of the National Association of Securities Dealers. In addition, Mr. Foss has been appointed by the Board as the "audit committee financial expert", and meets the requirements of such position as set forth under rules adopted by the Securities Exchange Commission.

One of the functions of the Audit Committee is to meet with the internal and independent auditors to review audit procedures and reports and other matters with respect to the financial reporting of the Company and its subsidiaries. The Audit Committee also reviews examination reports of the Federal and State regulatory agencies and selects the Company's independent auditors. The Audit Committee makes periodic reports to the Board of Directors regarding these matters.

Crowe, Chizek and Company, LLP ("Crowe") served as the Company's auditors since 1988. In their role as external auditors, Crowe has also performed a number of non-accounting consulting services for the Company. The Board of the Company determined that Crowe has continued value in the consulting arena for the Bank, and desires to maintain a separation between external auditors and consultants. Therefore, in 2002, the Audit Committee accepted the resignation of Crowe, Chizek and Company LLP as external auditors of the Company, so that Crowe could continue to serve the Company in a consulting role. As a result, the Company conducted a search and retained BKD LLP ("BKD") as external auditors for the year ended December 31, 2002. In addition, the Committee has selected BKD as the Company's external auditors for 2003.

The Board of Directors has adopted a written charter for the Audit and Compliance Review Committee, a copy of which is attached as Exhibit B. The Board of Directors reviews and approves changes to the Audit and Compliance Review Committee Charter annually.

The Company does not contract for the services of BKD in matters other than audit of financial statements and tax services, and they are compensated for their services.

The Audit Committee reports that with respect to the audit of the Company's consolidated financial statements for the year ended December 31, 2002, included in the Company's Annual Report to Shareholders:

- The Audit Committee has reviewed and discussed the Company's 2002 audited consolidated financial statements with the Company's management.

- The Audit Committee has discussed with its independent auditors, BKD, the matters required to be discussed by Statement on Auditing Standards No. 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

- The Audit Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from the Holding Company and its related entities, and has discussed with the auditors the auditors' independence from the Company.

- Based on review and discussions of the Company's 2002 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's 2002 audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                                           Audit and Compliance Review Committee
                                                        Joseph D. Butcko
                                                        John H. Foss
                                                        James C. Lawson

Compensation Committee
The Board of Directors of the Company has established a Compensation Committee. The Committee met three times during 2002, and is composed of the following Directors of the Company or its subsidiaries: George H. Cress, John H. Foss, Chris L. McKenney, David E. Maxwell and John R. Robertstad. All members of the Company's Compensation Committee meet the proposed NASDAQ standard of independence. The Committee has the following primary functions:

     1. Insures the effectiveness of United's key executive officers (the "Management Committee") and appropriate management continuity, including a succession plan for the Company's chief executive officer and other key members of the Management Committee.

     2. Evaluates the performance of the Company's chief executive officer, and reviews and recommends to the Board of Directors the chief executive officer's compensation.

     3. Receives input from the Company's chief executive officer regarding compensation for other Management Committee members, and based on established guidelines and procedures, recommends their approval to the Board of Directors.

     4. Monitors the overall soundness and effectiveness of officer and employee compensation and benefit programs.

     5. Monitors the overall soundness and effectiveness of employment-related policies and practices, including diversity and leadership development, and provides advice and counsel regarding human resources strategy.

     6. Functions as the administrative committee under the United Bancorp, Inc. 1999 Stock Option Plan, and determines the appropriate number of options to be granted each year and the distribution of those options among eligible executives.

     7. At least annually reviews and approves the target return on equity to be used in the Management Committee Incentive Compensation Plan.

     8. Evaluates the performance of the members of the Board of Directors of United Bancorp, Inc. and subsidiary banks, reviews the compensation of directors, reviews and provides counsel on board committee structure, and proposes new directors or responds to director candidates proposed by the chairman and chief executive officer, or other directors.

     9.  Serves as the nominating committee for the Company.

Executive Committees
Each Bank maintains an Executive Committee. The Executive Committee of the Board of Directors of UBT met seven times during 2002, and is composed of the following Directors of UBT: Joseph D. Butcko, John H. Foss, David S. Hickman, James C. Lawson, Donald J. Martin, David E. Maxwell and John J. Wanke. The Executive Committee of the Board of Directors of UBTW met five times during 2002, and is composed of the following Directors of UBTW: Robert K. Chapman, George H. Cress, Patricia M. Garcia, David S. Hickman, Robert G. Macomber and Chris L. McKenney.

During the year ended December 31, 2002, the Board of Directors of the Company met a total of five times. Each of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board and of the Board Committees of which he/she is a member.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS
The Company has not paid any compensation, direct or indirect, to any officer. Moreover, management has no present intention of instituting any such compensation. In the event that substantial duties unrelated to the operation of the Banks should develop, this policy will be re-examined as necessary to attract and retain qualified officers of the Company.

The following table sets forth the total compensation awarded to, earned by, or paid during 2002, 2001 and 2000 to the Chief Executive Officer and the four most highly compensated Executive Officers of the Company who had total annual salary and bonus that exceeded $100,000:


--------------------------------------------------------------------------------------------------------------------

                                                          Annual Compensation         Securities
                                                 -----------------------------------  Underlying      All Other
           Name and Principal Position               Year      Salary       Bonus     Options (1)    Compensation
           ---------------------------               ----      ------       -----     -----------    ------------
--------------------------------------------------------------------------------------------------------------------
David S. Hickman, Chairman and C.E.O. of the         2002       $225,000     $127,170    1,854.3        $60,100
Company and UBT                                    -----------------------------------------------------------------
                                                     2001        225,000       78,345    1,653.8         27,350
                                                   -----------------------------------------------------------------
                                                     2000        190,000       45,733    1,736.4         29,350
--------------------------------------------------------------------------------------------------------------------
Robert K. Chapman, Vice Chairman of the Company;     2002       $200,000       75,849    1,701.0         32,600
President and Chief Executive Officer of UBTW      -----------------------------------------------------------------
                                                     2001        200,000       25,000    1,653.8         39,500
                                                   -----------------------------------------------------------------
                                                     2000         30,769                 1,653.8         20,000
--------------------------------------------------------------------------------------------------------------------
John J. Wanke, President of the Company and UBT      2002       $150,800       75,752    1,491.0         44,724
                                                   -----------------------------------------------------------------
                                                     2001        150,800       52,509    1,653.8         20,424
                                                   -----------------------------------------------------------------
                                                     2000        145,000       31,800    1,736.4         21,950
--------------------------------------------------------------------------------------------------------------------
Richard L. Boyce, Executive Vice President of the    2002       $120,000       38,381    1,186.5         32,140
Company and UBT                                    -----------------------------------------------------------------
                                                     2001        110,000       38,302    1,212.8         14,148
                                                   -----------------------------------------------------------------
                                                     2000        105,000       25,274    1,389.2         14,575
--------------------------------------------------------------------------------------------------------------------
Dale L. Chadderdon, Senior Vice President of the     2002       $120,000       49,524    1,186.5         32,851
Company; Executive Vice President & Chief          -----------------------------------------------------------------
Financial Officer of UBT; Chief Financial Officer    2001        104,000       36,213    1,212.8         14,825
of UBTW                                            -----------------------------------------------------------------
                                                     2000         84,000       20,219    1,157.6         13,589
--------------------------------------------------------------------------------------------------------------------



(1) The number of shares granted for each option is adjusted in accordance with the plan to reflect stock dividends issued.


Executive and other officers and employees of the Banks receive cash bonus payments in addition to their base salaries. These discretionary bonuses are based on individual contributions to performance as measured by subjective and quantitative evaluations. The calculation of share of profits to be distributed to the plan participants is constructed to provide awards consistent with the increase in profits as measured by return on equity, and is subject to change with the approval by the Board of Directors.

Under the Senior Management Bonus Deferral Stock Plan adopted in 1996, Executive Officers are eligible to elect cash bonus deferrals and, after employment termination, to receive payment in the form of shares of Company stock. Amounts deferred under this plan are included in the above table in the Bonus column.

The amount listed above under "All other Compensation" includes the following items:

- Contributions to the Company's Employee Savings Plan, commonly known as a 401(k) plan, on behalf of those listed, as "matching contribution" and "profit sharing contribution".

- Bonus amounts that were previously deferred as part of the former bonus program. Under that program, bonuses for Executive Officers were accumulated over a five-year period, subject to an annual payment of 50% of the awarded bonus. Since amounts accrued pursuant to the plan were not unconditional and were subject to future events, only the amount actually paid for the years listed were included in the Compensation Table. With the discontinuation of that plan, previously deferred amounts are paid out over a five-year period, and the current year payout is included in the total shown.

- Life insurance premiums paid by the Company for the benefit of the officers.

The Company maintains a supplemental employment retirement plan. The purpose of the plan is to provide executive management of the Company with additional retirement compensation, in order to achieve an overall targeted level of retirement benefits. Under current guidelines, Mr. Hickman is the only person currently covered by this plan, and expenses of this plan are included above as "all other compensation."

The Board of Directors of the Company strongly believes that the Company's long-term interests are best advanced by aligning the interests of its key leaders with the interests of its shareholders. Accordingly, at the 2000 Annual Meeting of Shareholders, the Company adopted its 1999 Stock Option Plan, and options were first granted under the plan on May 10, 2000. Options granted under the Plan are Non-Qualified Stock Options as defined in Internal Revenue Service regulations. The terms of no options were extended during the year, and no options were exercised by the below-named parties in 2002. The following tables set forth information concerning stock options granted to the named executive officers of the Company during 2002.


                                                   TABLE OF OPTION GRANTS IN 2002
                                                   ------------------------------

------------------------------ ----------------------------------- -------------- -------------- ---------------------
                                 Options Granted in Fiscal Year
                                 ------------------------------      Exercise      Expiration         Grant Date
Name                           # of Shares (1)      % of Total       Price (1)        Date        Present Value (2)
----                           ----------------     -----------      ---------        ----        -----------------
------------------------------ ------------------ ---------------- -------------- -------------- ---------------------
David S. Hickman                     1,854.3           11.2%         $ 48.57        1/09/2012          $ 10,066
------------------------------ ------------------ ---------------- -------------- -------------- ---------------------
Robert K. Chapman                    1,701.0           10.3%           48.57        1/09/2012             9,234
------------------------------ ------------------ ---------------- -------------- -------------- ---------------------
John J. Wanke                        1,491.0           9.0%            48.57        1/09/2012             8,094
------------------------------ ------------------ ---------------- -------------- -------------- ---------------------
Richard L. Boyce                     1,186.5           7.2%            48.57        1/09/2012             6,441
------------------------------ ------------------ ---------------- -------------- -------------- ---------------------
Dale L. Chadderdon                   1,186.5           7.2%            48.57        1/09/2012             6,441
------------------------------ ------------------ ---------------- -------------- -------------- ---------------------



                                                   TABLE OF YEAR END OPTION VALUES
                                                   -------------------------------

------------------------------ ------------------------------------------- -------------------------------------------
                                      Number of Shares Underlying              Value of Unexercised In-the-Money
                                    Unexercised Options at Year End                 Options at Year End (3)
                                    --------------------------------                -----------------------
Name                               Exercisable          Unexercisable          Exercisable          Unexercisable
----                               -----------          -------------          -----------          -------------
------------------------------ --------------------- --------------------- --------------------- ---------------------
David S. Hickman                      1,691.8              3,552.7              $ 19,087                $27,050
------------------------------ --------------------- --------------------- --------------------- ---------------------
Robert K. Chapman                     1,637.2              3,371.3                14,160                 23,680
------------------------------ --------------------- --------------------- --------------------- ---------------------
John J. Wanke                         1,691.8              3,189.4                19,087                 25,078
------------------------------ --------------------- --------------------- --------------------- ---------------------
Richard L. Boyce                      1,317.0              2,471.4                14,955                 19,389
------------------------------ --------------------- --------------------- --------------------- ---------------------
Dale L. Chadderdon                    1,164.2              2,392.6                13,039                 18,402
------------------------------ --------------------- --------------------- --------------------- ---------------------

Notes:

(1) The per-share exercise price of each option is equal to the market value of the common stock on the date each option was granted, adjusted in accordance with the plan to reflect stock dividends issued. The number of shares granted for each option is also adjusted to reflect stock dividends issued.
(2) Grant Date Present Value was calculated using a Black-Scholes option pricing model with the following weighted average assumptions at grant date: risk free interest rate of 4.381%, volatility of 7.748%, expected life of 5 years, and dividend rate of 2.703%.
(3) The value shown is based on the market bid price of the Common Stock of the Company on December 31, 2002 of $54.00, net of the option exercise price (adjusted for stock dividends).

COMPENSATION OF DIRECTORS
The table below shows the fees payable to Directors of the Company and its subsidiary banks during 2002.


                                                                              United Bancorp,         Subsidiary Bank
                                                                                Inc. Board                Boards
                                                                          --------------------    --------------------
Annual Retainer:
    Non-employee Chairman                                                          None                  $15,000
    All Directors                                                                  None                    4,000
Meeting Attended:
    Board of Directors                                                             $300                      300
    Compensation, Executive, Audit and other Board Committees:
       Chairman                                                                     250                      250
       All Others                                                                   200                      200


No Director who is also an employee of either the Company or the Banks received any compensation for their services as a Director or Committee Member of the Company or the Banks.

Directors who are not employees do not participate in any of the Banks' employee benefit programs, and receive no other direct or indirect compensation except for certain life insurance benefits. Mr. Hickman, Mr. Wanke and Mr. Chapman are the only Directors that are paid a salary and are eligible for employee benefits. Directors have the option of deferring all or part of their annual Bank Board retainers and Company and Bank Board meeting fees into the Director Retainer Stock Plan approved by Shareholders in 1996.

EMPLOYMENT CONTRACTS
The Company utilizes annual employment contracts with each of the Executive Officers of the Company and the Banks. Under the terms of the contracts, Executive Officers are entitled to up to one year of severance pay in the event of termination for most reasons other than those relating to job performance. In return, each Executive Officer agrees not to compete in the financial services industry within the Banks' designated CRA communities for a predetermined period of time following termination, and agrees to the results of arbitration in the event of a dispute.

REPRICING OF STOCK OPTIONS
No repricing of outstanding stock options occurred during 2002, other than those relating to stock dividend transactions that equally affect all holders of the Common Stock of the Company.

As a result of the 5% stock dividend paid May 30, 2002, the per-share option price of outstanding stock options was adjusted to reflect the stock dividend paid.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation Committee of the Company reports that no officer or former officer of the Company or any of its subsidiaries served as a member of the Compensation Committee during 2002, except for George H. Cress. In addition, the Committee reports that, other than for relationships involving subsidiaries of the Company:

     1. No Executive Officer of the Company serves on the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of the Company, other than those of affiliate banks;

     2. Chairman and Chief Executive Officer Hickman serves as a Director of Lenawee Health Alliance, of which John R. Robertstad is an executive officer and serves on the Compensation Committee of the Company. No other Executive Officer of the Company serves as a Director of another entity, one of whose Executive Officers served on the Compensation Committee of the Company, other than those of affiliate banks;

     3. No Executive Officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a Director of the Company, other than those of affiliate banks.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Executive Compensation Policy
The Company has developed an overall compensation strategy that ties a significant portion of executive compensation to both individual performance and overall institutional success, including enhancement of shareholder value. The objectives of this strategy are to reward executives for the enhancement of shareholder value, support a performance-oriented environment that rewards executives for Company performance as compared to that of other financial institutions, and attract, retain, motivate and reward key executives critical to the long-term success of the Company.

The key elements of the Company's executive compensation program consist of a base salary, the right to receive an annual performance-based bonus and to participate in various incentive compensation plans including the Senior Management Bonus Deferral Stock Plan, the Company's 401-K Plan and the Company's 1999 Stock Option Plan. As noted, the Company also maintains a Supplemental Employment Retirement Plan. The Company's CEO, Mr. Hickman, is the only person currently covered by this Plan.

The Compensation Committee reviews and recommends to the Board of Directors the compensation paid to Executive Officers of the Banks and the amounts paid, if any, to officers under the Banks' incentive compensation plans. The base salary for 2002 for Mr. Hickman remained unchanged from 2001. This is a result of a new incentive compensation plan for senior managers, introduced by the Company in 2002. The new plan is based primarily on return on equity performance, and has more upside potential than the previous plan. The revised compensation objective is to provide salaries to the Executive Officers around the midpoint for banks in the $500 million to $1 billion asset peer group, and to place more emphasis on the new incentive program to reward superior financial performance. The Compensation Committee is pleased with Mr. Hickman's leadership and the management group as a whole.

                                                          Compensation Committee

                                                             George H. Cress
                                                             John H. Foss
                                                             Chris L. McKenney
                                                             David E. Maxwell
                                                             John R. Robertstad


                             STOCK PERFORMANCE GRAPH





The chart below shows the yearly percentage change in the Company's cumulative total shareholder return on its common stock. This increase is compared in the chart to similar changes in the Keefe, Bruyette & Woods, Inc. ("KBW") 50 index, as well as the Standard & Poor's 500 Stock Index. All prices are adjusted for stock splits and stock dividends. The graph assumes $100 invested on December 31, 1997. The total return assumes reinvestment of dividends.

KBW is an institutionally oriented securities broker/ dealer and a full service investment bank. KBW is located in Hartford, CT and New York, and specializes in the commercial banking and thrift industries. The KBW 50 index is made up of 50 of the nation's most important banking companies, including all money center and most major regional banks, and is intended to be representative of the price-performance of the nation's largest banks.


                                    [CHART]



                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

So far as is known to the Company, as of February 21, 2003, no persons except those listed in the following table, owned beneficially more than five percent (5%) of the voting securities of the Company. With respect to UBT, such securities are held in its Trust & Investment Group.

The following table discloses the name and address of such beneficial owner, the total number of shares beneficially owned, and the percentage of ownership in relation to the total Common Stock of the Company outstanding and entitled to vote as of February 21, 2003.

--------------------------------------------------------------------------------------------------------------------
                                                                              AMOUNT AND NATURE OF      PERCENT OF
                  NAME AND ADDRESS OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP        CLASS
--------------------------------------------------------------------------------------------------------------------
Lilley & Co., a nominee of United Bank & Trust as Trustee                             301,246 (1)         14.05%
P.O. Box 248
Tecumseh, MI  49286
--------------------------------------------------------------------------------------------------------------------
Comerica Bank as Trustee                                                              175,978 (2)         8.32%
One Detroit Center
Detroit, MI  48275
--------------------------------------------------------------------------------------------------------------------

     (1) UBT as Trustee has sole voting and sole investment powers with respect to 186,604 of the shares, and shared voting and shared investment powers with respect to the remaining 114,642 of these shares. It is the policy of the Bank's Trust & Investment Group to obtain written direction from the grantor or the beneficiaries for voting. If no direction is received, the Trust & Investment Group will generally vote with the management of the Company.

     (2) The Trust Department of Comerica Bank has sole voting powers with respect to 133,059 of the shares, and shared voting power with respect to the remaining 42,927 of these shares.


                        SECURITY OWNERSHIP OF MANAGEMENT

The following table discloses the name and address of each of the incumbent Directors and Director Nominees of the Company and the Banks, and Executive Officers of the Company, the total number of shares beneficially owned by each, and their percentage of ownership in relation to the total Common Stock of the Company outstanding and entitled to vote as of February 21, 2002, according to information furnished to the Company by said persons. The table also discloses the total number of shares beneficially owned by all of the Incumbent Directors, Director Nominees and Executive Officers as a group, and the percentage of ownership of said group in relation to the total Common Stock of the Company outstanding and entitled to vote as of December 31, 2002, according to information furnished to the Company by said persons.

Amounts deferred under the Director Retainer Stock Plan or the Senior Management Bonus Deferral Stock Plan do not result in shares issued until the date upon which a person ceases being a member of the plan. Options granted under the Company's Stock Option Plan are included in the table to the extent that they are vested.

The numbers of shares shown below includes shares owned directly or indirectly, through any contract, arrangement, understanding, relationship, or which the indicated beneficial owner otherwise has voting power, shared voting power, sole investment power or shared investment power.


---------------------------------------------------------------------------------------------------------------------
                                                                       AMOUNT AND NATURE OF
                                                                       BENEFICIAL OWNERSHIP                  % OF
                                                                    ----------------------------  TOTAL      TOTAL
               NAME AND ADDRESS OF BENEFICIAL OWNER                     SHARED       SOLE (1)     SHARES      (2)
---------------------------------------------------------------------------------------------------------------------
DIRECTORS OF UNITED BANCORP, INC. AND SUBSIDIARY BANKS
---------------------------------------------------------------------------------------------------------------------
David N. Berlin, 103 W. Main, Hudson, MI  49247                                         3,305        3,305     *
---------------------------------------------------------------------------------------------------------------------
James D. Buhr, 1300 Victors Way, Suite 80, Ann Arbor, MI  48108                           463          463     *
---------------------------------------------------------------------------------------------------------------------
L. Donald Bush, 9432 Welch Road, Tecumseh, MI  49286                    1,584             164        1,748     *
---------------------------------------------------------------------------------------------------------------------
Joseph D. Butcko, P.O. Box 96, Saline, MI  48176                          815  (3)      8,318        9.133     *
---------------------------------------------------------------------------------------------------------------------

                                                                       AMOUNT AND NATURE OF
                                                                       BENEFICIAL OWNERSHIP                  % OF
                                                                    ----------------------------  TOTAL      TOTAL
               NAME AND ADDRESS OF BENEFICIAL OWNER                     SHARED       SOLE (1)     SHARES      (2)
---------------------------------------------------------------------------------------------------------------------
Robert K. Chapman, P.O. Box 1127, Ann Arbor, MI  48106                    755  (3)      4,049        4,804     *
---------------------------------------------------------------------------------------------------------------------
George H. Cress, P.O. Box 1127, Ann Arbor, MI  48106                      100  (3)      2,883        2,983     *
---------------------------------------------------------------------------------------------------------------------
Patrick D. Farver, 3850 Wyndstone Way, Adrian, MI  49221                  461  (3)        764        1,225     *
---------------------------------------------------------------------------------------------------------------------
John H. Foss, 962 Fairway Cove, Tecumseh, MI  49286                                     1,791        1,791     *
---------------------------------------------------------------------------------------------------------------------
Patricia M. Garcia, 3335 Bent Trail Drive, Ann Arbor, MI  48108                           676          676     *
---------------------------------------------------------------------------------------------------------------------
James G. Haeussler, 229 S. Williams St., Saline, MI  48176                              6,816        6,816     *
---------------------------------------------------------------------------------------------------------------------
David S. Hickman, P.O. Box 248, Tecumseh, MI  49286                                    38,102       38,102     1.78%
---------------------------------------------------------------------------------------------------------------------
Stephanie L. Hickman, 219 N. Scott St., Adrian, MI  49221                                 688          688     *
---------------------------------------------------------------------------------------------------------------------
Scott F. Hill, 10345 Newburg Rd. Tecumseh, MI  49286                    1,337  (3)        879        2,216     *
---------------------------------------------------------------------------------------------------------------------
Ann Hinsdale Knisel, 4404 Livesay Rd., Sand Creek, MI  49279                            1,022        1,022     *
---------------------------------------------------------------------------------------------------------------------
Jeffrey A. Kuhman, 8905 Hawthorne, Tecumseh, MI  49286                                 19,165       19,165     *
---------------------------------------------------------------------------------------------------------------------
James C. Lawson, 513 N. Occidental, Tecumseh, MI  49286                21,430  (3)      9,803       31,233     1.46%
---------------------------------------------------------------------------------------------------------------------
Robert G. Macomber, 359 Crestway Drive, Saline, MI  48176               2,579  (3)        363        2,942     *
---------------------------------------------------------------------------------------------------------------------
D.J. Martin, 145 W. Chicago Blvd., Tecumseh, MI  49286                                 55,472       55,472     2.59%
---------------------------------------------------------------------------------------------------------------------
David E. Maxwell, 2447 Cedarwood Drive, Adrian, MI  49221               3,880          25,852       25,852     1.39%
---------------------------------------------------------------------------------------------------------------------
Chris L. McKenney, 213 Tuomy, Ann Arbor, MI  48104                                      7,971        7,971     *
---------------------------------------------------------------------------------------------------------------------
Kathryn M. Mohr, 7796 Britton Highway, Britton, MI  49229                 728             879        1,607     *
---------------------------------------------------------------------------------------------------------------------
Richard R. Niethammer, 9367 Sunset Lake Dr., Saline, MI  48176                          1,801        1,801     *
---------------------------------------------------------------------------------------------------------------------
Judith P. Nold, 19600 Island Lake Road, Chelsea, MI  48118                                494          494     *
---------------------------------------------------------------------------------------------------------------------
John R. Robertstad, 682 Stoneridge Drive, Adrian, MI  49221               237           5,372        5,609     *
---------------------------------------------------------------------------------------------------------------------
Jeffrey T. Robideau, 707 S. Evans St., Tecumseh, MI  49286              6,334          18,577       24,911     1.16%
---------------------------------------------------------------------------------------------------------------------
Paul G. Saginaw, 1205 Olivia Street, Ann Arbor, MI  48104                                 463         463      *
---------------------------------------------------------------------------------------------------------------------
Edward A. Shaffran, 3376 Golfside Drive, Ypsilanti, MI  48197                             625          625     *
---------------------------------------------------------------------------------------------------------------------
Edward D. Surovell, 1000 Forest Road, Ann Arbor, MI  48105                              4,533        4,533     *
---------------------------------------------------------------------------------------------------------------------
John J. Wanke, P.O. Box 248, Tecumseh, MI  49286                          838           4,462        5,300     *
---------------------------------------------------------------------------------------------------------------------

DIRECTORS EMERITUS (UNITED BANK & TRUST)
---------------------------------------------------------------------------------------------------------------------
M. H. Downing, 406 Burt Street, Tecumseh MI  49286                      6,332  (3)     10,701       17,033     *
---------------------------------------------------------------------------------------------------------------------
William G. Thompson, 331 W. Main, Hudson, MI  49247                                     1,850        1,850     *
---------------------------------------------------------------------------------------------------------------------

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Richard L. Boyce, P.O. Box 248, Tecumseh, MI  49286                       122           2,699        2,821     *
---------------------------------------------------------------------------------------------------------------------
Dale L. Chadderdon, P.O. Box 248, Tecumseh, MI  49286                   5,077  (3)      4,461        9,533     *
---------------------------------------------------------------------------------------------------------------------
Thomas C. Gannon, P.O. Box 248, Tecumseh, MI  49286                                     1,602        1,602     *
---------------------------------------------------------------------------------------------------------------------
John A. Odenweller, P.O. Box 248, Tecumseh, MI  49286                                   2,557        2,557     *
---------------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers as a Group (35 persons)                                       302,588  14.11%
---------------------------------------------------------------------------------------------------------------------


     (1) Includes shares representing vested stock options as follows: Director Bush, 164 shares; Directors Berlin, Butcko, Farver, Foss, Hill, Knisel, Kuhman, Lawson, Martin, Maxwell, Mohr, Niethammer, Robertstad and Robideau, 764 shares each; Directors Cress, Garcia, Haeussler, Macomber, McKenney, Nold, Saginaw, Shaffran and Surovell, 363 shares each; Mr. Hickman, 2,849 shares; Mr. Chapman, 2,744 shares; Mr. Wanke, 2,729 shares; Mr. Boyce, 2,108 shares; Mr. Chadderdon, 1,956 shares; Mr. Gannon, 1,412 shares; Mr. Odenweller, 1,290 shares.

     (2) The symbol "*" shown in this column indicates ownership of less than 1% of the current outstanding Common Stock of the Company, which is the Company's only class of voting securities.

     (3) Includes stock with shared voting and investment power and no direct ownership interest

DIRECTORS, EXECUTIVE OFFICERS, PRINCIPAL SHAREHOLDERS AND THEIR RELATED
       INTERESTS - TRANSACTIONS WITH THE BANKS
Directors and Executive Officers of the Company, and their related interests, were clients of and had transactions (including loans and commitments to lend) with the Banks in the ordinary course of business during 2002. All such loans and commitments were made by the Banks on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features. Similar transactions may be expected to take place in the ordinary course of business in the future. The aggregate extensions of credit outstanding at December 31, 2002 to all Directors and Executive Officers of the Company, as a group, and their related interests was $31,500,000. Any such loan transaction presently in effect with any Director or Executive Officer of the Company is current as of this date, and are in compliance with Regulation O.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company's Directors and officers, and persons who own more than 10% of the Company's Common Stock, are required to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all officers, Directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
Effective November 13, 2002, Crowe, Chizek resigned as the Company's independent public accountants. The Company engaged BKD as its independent public accountants to audit the Company's financial statements for the year ended December 31, 2002.

The resignation of Crowe Chizek was approved by the Company's Audit Committee and its Board of Directors. Crowe Chizek's reports on the Company's financial statements for the two most recent fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and any subsequent interim period preceding the resignation, there were no disagreements with Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to Crowe Chizek's satisfaction, would have caused it to make reference to it in its report. No "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and any subsequent interim periods preceding the resignation.

During the Company's two most recent fiscal years and any subsequent interim period prior to engaging BKD, the Company did not consult with BKD regarding any of the matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

A representative of BKD is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she so desires.

Audit Fees
Aggregate fees billed or to be billed for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2002 and the review of financial statements included in the quarterly Form 10-Qs filed with the SEC for that fiscal year were $49,000.

Financial Information System Design and Implementation Fees
No professional services were rendered by BKD for the year ended December 31, 2002, with respect to, directly or indirectly, operating or supervising the operation of, the Company's information systems or managing the Company's local area network or designing or implementing hardware or software that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

All Other Fees
BKD performed tax preparation and consulting services during 2002 that were not covered under the two preceding captions. Aggregate fees billed or to be billed for professional services rendered for tax services for the fiscal year ended December 31, 2002 were $6,000.

The Company's Audit Committee has concluded that the provision of services covered under the caption "All Other Fees" with respect to BKD is compatible with BKD maintaining its independence. None of the hours expended on BKD's engagement to audit the consolidated financial statements for the year ended December 31, 2002 were attributed to work performed by persons other than BKD's full-time, permanent employees.


                                  OTHER MATTERS

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented upon which a vote properly may be taken, it is intended that shares represented by Proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons voting such shares.





                                  By Order of the Board of Directors


                                  /s/ Dale L. Chadderdon
                                  ----------------------------------------------
March 14, 2003                    Dale L. Chadderdon
                                  Senior Vice President, Secretary and Treasurer

                                   APPENDIX A


                              UNITED BANCORP, INC.


          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS
                                      AND
                       CONSOLIDATED FINANCIAL STATEMENTS


                               TABLE OF CONTENTS


         The Business of United Bancorp, Inc.                                                                   A-1
        -----------------------------------------------------------------------------------------------------------------

         Management's Discussion and Analysis of Financial Condition and Results of Operations
           Results of Operations                                                                                A-2
          ---------------------------------------------------------------------------------------------------------------
           Financial Condition                                                                                  A-7
          ---------------------------------------------------------------------------------------------------------------
           Liquidity, Funds Management and Market Risk                                                          A-11
          ---------------------------------------------------------------------------------------------------------------
           Capital Resources                                                                                    A-14
          ---------------------------------------------------------------------------------------------------------------
           Prospective Accounting and Regulatory Changes                                                        A-15
          ---------------------------------------------------------------------------------------------------------------
           Critical Accounting Policies                                                                         A-16
          ---------------------------------------------------------------------------------------------------------------
           Forward-Looking Statements                                                                           A-17
          ---------------------------------------------------------------------------------------------------------------

         Statement of Management Responsibility                                                                 A-18
        -----------------------------------------------------------------------------------------------------------------

         Report of Independent Auditors                                                                         A-19
        -----------------------------------------------------------------------------------------------------------------

         Consolidated Financial Statements
           Consolidated Balance Sheets                                                                          A-20
          ---------------------------------------------------------------------------------------------------------------
           Consolidated Statements of Income                                                                    A-21
          ---------------------------------------------------------------------------------------------------------------
           Consolidated Statements of Cash Flows                                                                A-22
          ---------------------------------------------------------------------------------------------------------------
           Consolidated Statements of Changes in Shareholders' Equity                                           A-23
          ---------------------------------------------------------------------------------------------------------------
           Notes to Consolidated Financial Statements                                                           A-24
          ---------------------------------------------------------------------------------------------------------------

         NATURE OF BUSINESS

         United Bancorp, Inc. is a Michigan Bank Holding Company. The Company's subsidiary banks ("Banks") have local Boards of Directors and are locally managed. The Banks offer a full range of financial services through a system of seventeen banking offices located in Lenawee, Monroe and Washtenaw Counties. While the Company's chief decision makers monitor the revenue streams of the various Company products and services, operations are managed and financial performance is evaluated on a Company- wide basis. Accordingly, all of the Company's financial services operations are considered by management to be aggregated in one reportable operating segment.


                                    Page A-1

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This discussion provides information about the consolidated financial condition and results of operations of United Bancorp, Inc. (the "Company") and its subsidiary banks, United Bank & Trust ("UBT") and United Bank & Trust - Washtenaw ("UBTW").

In accordance with Rule 14a-3 (c) under the Securities Exchange Act of 1934 (the "Exchange Act"), the information contained in the narrative and tabular information and in the consolidated financial statements and notes thereto is provided solely for the information of shareholders and the Securities and Exchange Commission (the "Commission"). Such information shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A under the Exchange Act (except as provided in Rule 14a-3) or to the liabilities of Section 18 of the Exchange Act, unless, and only to the extent that, it is expressly incorporated by reference into the Form 10-K of the Company for its fiscal year ended December 31, 2002.

RESULTS OF OPERATIONS

Consolidated earnings of the Company improved significantly over 2001. Earnings at UBT improved significantly over 2001, and losses at UBTW declined. UBTW opened in 2001 as a de novo bank. Overall, consolidated net income was up 42.5% over the levels achieved in 2001.

Continuing declines in interest rates during 2002 influenced the Company's earnings in a number of ways. The average interest sensitivity position of the Banks for the year caused earnings to improve as rates dropped. At the same time, mortgage loan activity increased significantly as historically low mortgage rates attracted new home buyers and those interested in refinancing existing debt. This resulted in a very strong year for income from loan sales and servicing. At the same time, declining equity markets caused decreases in the market value of assets managed by the Trust & Investment Group of UBT. This resulted in a slowdown in trust fee income for the year.

Earnings for the year 2002 improved steadily by quarter. The chart below shows the trends in the major components of earnings for the four quarters of 2002.

        --------------------------------------------------------------------------------------------------------------------
         IN THOUSANDS OF DOLLARS, WHERE APPROPRIATE                            4th Qtr     3rd Qtr    2nd Qtr       1st Qtr
        --------------------------------------------------------------------------------------------------------------------
         Net interest income before provision                                  $ 5,811     $ 5,866    $ 5,699       $ 5,443
         Provision for loan losses                                                 432         264        217           192
         Noninterest income                                                      3,086       2,374      2,251         2,288
         Noninterest expense                                                     5,640       5,386      5,332         5,287
         Federal income tax provision                                              841         767        696           630
         Net income                                                            $ 1,984     $ 1,823    $ 1,706       $ 1,622
         Return on average assets (a)                                            1.38%       1.28%      1.24%         1.23%
         Return on average shareholders' equity (a)                             14.86%      14.00%     13.67%        13.46%
        --------------------------------------------------------------------------------------------------------------------

           (a)  Annualized

As is apparent from the chart above, net interest income was a significant contributor to quarterly improvements in earnings. In addition, reduced provision for loan losses combined with very strong noninterest income levels helped to offset increases in expenses during the year.

Overall, net income rebounded from 2001, when startup costs of the de novo bank during the year resulted in decreased financial performance compared to 2000 and 1999. Return on average assets and shareholders' equity improved for the year, returning to levels higher than those reached in 2000, and above the five-year


                                    Page A-2
average for these measures. At the same time, book value per share and cash dividends per share continue to provide improving returns to shareholders.

The chart below shows trends in these and other ratios. All figures are adjusted to reflect stock dividends.

        ---------------------------------------------------------------------------------------------------------------------------
         Performance Ratios                                                   2002       2001        2000        5 Year Average
        ---------------------------------------------------------------------------------------------------------------------------
         Return on average assets                                               1.28%       1.02%      1.27%         1.23%
         Return on average shareholders' equity                                14.02%      10.65%     13.14%        12.90%
         Average equity to average total assets                                  9.2%        9.6%       9.7%
         Dividend payout ratio                                                  39.5%       52.3%      44.3%
         Book value per share                                                 $ 25.24     $ 22.84    $ 21.38
         Cash dividends per share                                             $ 1.337     $ 1.243    $ 1.185
        ---------------------------------------------------------------------------------------------------------------------------

Book value per share is based on shares outstanding at December 31 of 2,114,765 for 2002, 2,109,704 for 2001 and 2,107,542 for 2000 as adjusted for stock dividends. Dividends per share is based on average adjusted shares outstanding of 2,110,827 for 2002, 2,107,285 for 2001 and 2,105,417 for 2000, as adjusted for stock dividends.

Net Interest Income

United Bancorp, Inc. derives the greatest portion of its income from net interest income. During the historically unique changes in interest rates during 2002 and 2001, the Company benefited as its cost of funds decreased more quickly than did its yield on earning assets. During this period of declining rates, the Banks took the opportunity to lengthen the maturity of its liabilities, in preparation for future increases in interest rates. While this has the impact of reducing net interest income for the short term, net interest income will benefit in the future as rates rise.

In spite of this strategic move, net interest income increased 16.3% over 2001. This compares to an increase of 10.4% from 2000 to 2001. Net interest margin improved from 4.45% in 2001 to 4.56% in 2002. The table below provides insight into the various components of net interest income, as well as the results of changes in balance sheet makeup that have impacted the margin.

          YIELD ANALYSIS OF CONSOLIDATED AVERAGE ASSETS AND LIABILITIES

 Dollars in Thousands                                2002                            2001                           2000
                                      ------------------------------    ------------------------------ ----------------------------
                                        Average              Yield/      Average                Yield/   Average             Yield/
 ASSETS                                Balance    Interest    Rate      Balance      Interest   Rate    Balance    Interest   Rate
                                      ---------  ----------  ------     --------    ----------  ------ ---------  ---------   -----
 Interest earning assets (a)
   Federal funds sold                 $   10,975    $   175    1.60%    $  17,634    $   754     4.27% $  2,778    $    170   6.13%
   Taxable securities                     64,210      2,789    4.34%       45,558      2,570     5.64%   45,491       2,824   6.21%
   Tax exempt securities (b)              33,010      2,154    6.53%       33,024      2,375     7.19%   31,121       2,311   7.43%
   Taxable loans                         407,093     29,042    7.13%      356,853     29,337     8.22%  325,723      28,835   8.85%
   Tax exempt loans (b)                    1,649        125    7.55%        1,923        143     7.42%    2,143         162   7.56%
                                      ----------    -------             ---------    -------     ----  --------    --------
   Total interest earning
     assets (b)                          516,937    $34,285    6.63%      454,992    $35,178     7.73%  407,256    $ 34,303   8.42%
   Cash and due from banks                15,059                           14,310                        16,615
 Premises and
     equipment, net                       14,840                           14,945                        13,156
 Intangible assets                         3,469                            3,694                         4,101
 Other assets                              8,745                            5,903                         5,720
 Unrealized gain (loss) on
     securities available for sale         1,508                            1,090                          (756)
 Allowance for loan losses                (4,831)                          (4,367)                       (3,766)
                                      ----------                        ---------                      --------
 Total Assets                         $  555,727                        $ 490,567                      $442,326
                                      ==========                        ==========                     ========


                                    Page A-3

 Dollars in Thousands                                2002                        2001                            2000
                                      ----------------------------  -----------------------------   -------------------------------
 LIABILITIES AND                       Average              Yield/   Average               Yield/    Average                 Yield/
     SHAREHOLDERS' EQUITY              Balance    Interest  Rate     Balance     Interest   Rate     Balance    Interest     Rate
                                      ---------  ---------- ------  --------    ---------- ------   ---------  ----------    ------
 Interest bearing liabilities
 NOW accounts                         $   90,495    $   848  0.94%  $  72,020    $ 1,457    2.02%   $ 59,014     $ 1,463     2.48%
 Savings deposits                        143,735      2,016  1.40%    102,847      2,437    2.37%     66,009       1,562     2.37%
 CDs $100,000 and over                    29,886      1,394  4.66%     33,480      1,936    5.78%     38,474       2,302     5.98%
 Other int. bearing deposits             138,379      4,722  3.41%    164,562      8,230    5.00%    161,879       9,134     5.64%
                                      ----------    -------         ---------    -------            --------     -------
 Total int. bearing deposits             402,495      8,980  2.23%    372,909     14,059    3.77%    325,376      14,461     4.44%
 Short term borrowings                       533          8  1.41%        646         19    2.88%     10,491         723     6.89%
 Other borrowings                         30,893      1,728  5.59%     12,155        841    6.92%     11,253         716     6.36%
                                      ----------    -------         ---------    -------            --------     -------
 Total int. bearing liab.                433,921     10,716  2.47%    385,710     14,919    3.87%    347,120      15,900     4.58%
                                                    -------                      -------                         -------
 Nonint. bearing deposits                 64,699                       53,975                         49,297
 Other liabilities                         6,205                        3,885                          3,083
 Shareholders' equity                     50,902                       46,997                         42,826
                                      ----------                    ---------                       --------
 Total Liabilities and
     Shareholders' Equity             $ 555,727                     $ 490,567                       $442,326
                                      ==========                    =========                       ========
 Net interest income (b)                            $23,569                      $ 20,259                        $18,403
                                                    =======                      ========                        =======
 Net spread                                                  4.16%                          3.86%                            3.84%
 Net yield on interest earning assets (b)                    4.56%                          4.45%                            4.52%
 Ratio of interest earning assets to
     interest bearing liabilities                            1.19                           1.18                             1.17

(a) Non-accrual loans and overdrafts are included in the average balances of loans.
(b) Fully tax-equivalent basis, net of nondeductible interest impact; 34% tax rate.

As is evident from the data in the tables below, the increase in net interest income during 2002 was primarily a result of changes in volume, offset in part by changes in rate. For the year, 112% of the net change in margin was a result of changes in volume, compared to 149% for 2001.

The tables below demonstrate the effect of volume and rate changes on net interest income on a taxable equivalent basis for the past two years. The change in interest due to both rate and volume has been allocated to volume and rate changes in proportion to the relationship of the absolute dollar amounts of the change in each. Nonaccrual loans are included in total loans, and changes are treated as volume variances.

--------------------------------------------------------------------------------------------------------------------------------
                                                    2002 compared to 2001                         2001 compared to 2000
                                                 Increase (decrease) due to:                   Increase (decrease) due to:
                                                 ---------------------------                   ---------------------------
 In thousands of dollars                         Volume     Rate        Net                    Volume     Rate         Net
                                                 ------     ----        ---                    ------     ----         ---
--------------------------------------------------------------------------------------------------------------------------------
 Interest earned on:
     Federal funds sold                        $  (218)    $   (361)    $ (579)                $   650    $  (66)     $  584
     Taxable securities                            897         (678)       219                       4       (259)      (255)
     Tax exempt securities                          (1)        (220)      (221)                    138        (75)        63
     Taxable loans                               3,849       (4,144)      (295)                  2,643     (2,141)       502
     Tax exempt loans                              (21)           3        (18)                    (16)        (3)       (19)
    ----------------------------------------------------------------------------------------------------------------------------
         Total interest income                 $ 4,506     $ (5,400)    $ (894)                $ 3,419    $(2,544)     $ 875




                                    Page A-4

-----------------------------------------------------------------------------------------------------------------------------------
                                                   2002 compared to 2001                              2001 compared to 2000
                                                 Increase (decrease) due to:                       Increase (decrease) due to:
                                                ------------------------------                    -----------------------------
 In thousands of dollars                        Volume       Rate          Net                    Volume       Rate         Net
                                                ------       ----          ---                    ------       ----         ---
-----------------------------------------------------------------------------------------------------------------------------------
 Interest expense on:
     NOW accounts                              $   309     $   (918)      $   (609)               $   290    $  (296)      $   (6)
     Savings deposits                              774       (1,195)          (421)                   873          2           875
     Interest bearing CDs $100,000+               (193)        (349)          (542)                  (291)       (75)         (366)
     Other interest bearing deposits            (1,171)      (2,336)        (3,507)                   149     (1,054)         (905)
     Short term borrowings                          (3)          (8)           (11)                  (435)      (269)         (704)
     Other borrowings                            1,076         (189)           887                     60         65           125
    -------------------------------------------------------------------------------------------------------------------------------
         Total interest expense                $   792     $ (4,995)      $ (4,203)               $   646    $(1,627)      $  (981)
    -------------------------------------------------------------------------------------------------------------------------------

 Net change in net interest income             $ 3,714     $   (405)      $  3,309                $ 2,773    $  (917)      $ 1,856
-----------------------------------------------------------------------------------------------------------------------------------

Provision for Loan Losses

During 2001 and 2000, the Company enjoyed low levels of charge-offs within all of its loan portfolios. This trend softened in 2002, as net charge-offs increased compared to prior years. At the same time, the mix of the portfolio continued to shift, with more loans in the business loan categories. As a result, Management elected to increase the provision for loan losses to just below those levels experienced in 2000. This provision provides for currently anticipated losses inherent in the current portfolio, and Management continues to evaluate its allocation methodology to assure that the Banks are adequately protected against these losses.

The Company has consistently low to moderate levels of nonperforming loans, and loan loss history continues to compare favorably to peers. The use of an independent loan review function for business loans and careful monitoring of loans by Management allows the Banks to maintain a high level of quality in their loan portfolios. These factors combine with the Company's high level of residential real estate loans to support an allowance as a percent of total loans at a level that is somewhat below average for commercial banks.

Noninterest Income

Total noninterest income increased 15.7% in 2002 over 2001, compared to an increase of 16.8% in 2001 over 2000. A number of items contributed to this continued improvement.

Service charges on deposit accounts were up 8.4% in 2002, compared to an increase of 2.7% during 2001 and 12.1% in 2000. This compares to total growth in deposit balances of 4.5% for 2002 over 2001. No significant changes were made in the Company's service charge structure during the year. However, as a new bank in its market, UBTW did not generate its proportional share of deposit service charges in 2001 compared to its deposit growth. This situation improved in 2002, as UBTW became a more significant competitive factor in its market.

Also contributing to the overall profitability of the Company is the Trust & Investment Group of UBT, as gross income generated from trust fees continues to provide the largest dollars of fee income. In spite of continued unstable financial markets that contributed to a slowing of growth of the Department during 2002 and 2001, fee income increased 7.2% in 2002 over 2001 levels. This compares to a decline in fee income of 3.6% during 2001 and an increase of 30.0% from 1999 to 2000. At December 31, 2002, assets managed by the Department were $483.4 million, compared to $489.2 million at the end of 2001. Future increases in Trust fee income are dependent on the growth of the Department and the market value of assets managed, but are expected to continue to increase in future periods.

The Banks generally market their production of fixed rate long-term mortgages in the secondary market, and retain adjustable rate mortgages for their portfolios. The Company maintains a portfolio of sold residential real estate mortgages, which it continues to service. This servicing provides ongoing income for the life of the loans.




                                    Page A-5

During 2002, clients continued to exhibit a preference for fixed rate loans as market rates declined, resulting in a greater proportion of those loans originated by the Banks being sold in the secondary market. Unprecedented activity in residential mortgages during 2002 provided an increase of 57.8% in income from loan sales and servicing compared to 2001. This compares to an increase of 185.6% in 2001 and a decline of 18.8% in 2000 compared to prior years. As the Company is conservative in its approach to valuation of mortgage servicing rights, no write-downs in mortgage servicing rights were required in 2002 or 2001 as a result of declining market rates.

Income from the sale of nondeposit investment products is derived from the sale of investments and insurance products to clients, including credit, life and title insurance policies, as well as annuities. This category of income declined 3.7% from 2001 to 2002, compared to growth of 25.9% in 2001 compared to 2000. This compares to the virtually flat performance during 2000, when volume declined slightly in this category. The decrease in income from 2001 to 2002 was a result of slightly lower income from the sale of annuities and mutual funds during the year.

Other noninterest income during the year consisted of income from various fee-based banking services, including ATM and debit card interchange, sale of official checks, wire transfer fees, safe deposit box income and other fees. Total other income increased 19.2% in 2002 over 2001, compared to an increase of 23.1% in 2001 over 2000, and 68.5% in 2000 over 1999. There were no significant changes in the products or services contributing to this category of income, and increases during 2002 reflect growth of the Company, particularly in the new markets entered by the Company in 2001 and 2002. During the second quarter of 2000, UBT sold its portfolio of credit card loans, which contributed to the increase in that year.

Overall, total noninterest income increased 15.7% in 2002, compared to an increase of 16.8% in 2001 over 2000. This improvement was led by the significant contribution from increased mortgage volume, while Trust & Investment income suffered. As the economy moves toward more normal periods, the Company anticipates that its sources of noninterest income are sufficiently diverse to provide continued improvement in the future, without regard to future changes in the economy.

Noninterest Expense
Total noninterest expenses grew at an overall rate of 5.4% in 2002, compared to increases of 27.6% in 2001 and 6.6% in 2000. Increases for 2002 were offset in part by the absence of amortization of goodwill, as discussed further below. The largest increase in expenses during 2001 was the result of formation and first nine months of operation of United Bank & Trust-Washtenaw. In addition, United Bank & Trust opened its new office in Dexter in mid-2001. The year 2002 reflects a full year of expense of operation in these new markets.

Personnel expense continues to be the organization's largest single area of expense. Total full-time equivalent staffing was 211.0 at the end of 2002, down from 216.0 at the end of 2001. This decrease reflects cost containment efforts on behalf of the Company as a result of efficiencies gained in processing for two banks. At the same time, commissions expense has increased, reflecting the significant volume increase in mortgages originated by the Banks. This additional expense was more than offset by the additional income generated from the mortgage activity, and will recur in future periods only to the degree that mortgage volume continues to be strong. Benefits costs continue to be a significant cost for the Company.

At the same time, occupancy and equipment expense increased 6.7% in 2002, compared to an increase of 24.1% in 2001. The larger increase in 2002 reflects in part the cost of opening and operating the Ann Arbor and Dexter facilities. There were no significant additions to the Company's technology infrastructure other than those required to maintain its strategic position.



                                    Page A-6

Other expenses declined slightly during 2002. However, during 2002, the Company changed its method of accounting and financial reporting for goodwill and other intangible assets by adopting the provisions of Statement of Financial Accounting Standards No. 142 and Statement of Financial Accounting Standards No.
147. Goodwill is now reviewed for impairment, and is no longer amortized. Amortization expense in 2001 and 2000 was $220,000 each year net of tax. Without this decrease in expense, total noninterest expenses would have increased slightly from 2001 to 2002.

Federal Income Tax

The following chart shows the effective federal tax rates of the Company for the past three years.

        ---------------------------------------------------------------------------------------------------------------------------
         Effective Tax Rates, in thousands of dollars where appropriate                                 2002       2001       2000
        ---------------------------------------------------------------------------------------------------------------------------
         Income before tax                                                                           $10,069    $ 6,863    $ 7,820
         Federal income tax                                                                          $ 2,934    $ 1,857    $ 2,194
         Effective federal tax rate                                                                     29.1%      27.1%      28.1%
        ---------------------------------------------------------------------------------------------------------------------------

The Company's effective federal tax rate increased slightly in 2002, compared to a small decline in 2001. Tax exempt income continues to be a significant factor in the tax calculation for the Company, due to the percentage of the investment portfolio carried in tax exempt municipal securities and loans. The Banks intend to continue to invest in these assets as long as liquidity, safety and tax equivalent yields make them an attractive alternative.

FINANCIAL CONDITION

Securities
Dollars of deposit growth in excess of loan growth, combined with a reduction in federal funds sold, resulted in an increase in the Company's securities portfolio during 2002. The makeup of the Company's investment portfolio continues to evolve with the growth of UBTW. In addition, throughout 2002, the Banks generally replaced longer-term investments with shorter maturities, in anticipation of future rising rates. As a result, the mix of the consolidated investment portfolio shifted during the year. On a consolidated basis, investment in U.S. Treasury and agency securities increased, while mortgage backed agency and tax exempt securities balances declined. The changes in the various categories of the portfolio are shown in the chart below.

        --------------------------------------------------------------------------------------------------------------------------
         Change in Categories of Securities Portfolio, in thousands of dollars                                2002          2001
        --------------------------------------------------------------------------------------------------------------------------
         U.S. Treasury and agency securities                                                               $ 13,123      $   (801)
         Mortgage backed agency securities                                                                   (3,493)        4,819
         Obligations of states and political subdivisions                                                    (3,532)        6,737
         Corporate, asset backed and other securities                                                         1,039         6,809
        --------------------------------------------------------------------------------------------------------------------------
           Change in total securities                                                                      $  7,137      $ 17,564
        --------------------------------------------------------------------------------------------------------------------------

These changes are also reflected in the percentage makeup of the portfolio. The Company's current and projected tax position continues to make carrying tax-exempt securities valuable to the Bank, and the Company does not anticipate being subject to the alternative minimum tax in the near future. The investment in local municipal issues also reflects the Company's commitment to the development of the local area through support of its local political subdivisions. The following chart shows the percentage mix of the securities portfolio.

        --------------------------------------------------------------------------------------------------------------------------
         Percentage Makeup of Securities Portfolio at December 31,                                             2002          2001
        --------------------------------------------------------------------------------------------------------------------------
         U.S. Treasury and agency securities                                                                  30.6%         18.5%
         Mortgage backed agency securities                                                                    14.0%         18.9%
         Obligations of states and political subdivisions                                                     39.1%         46.1%
         Corporate, asset backed and other securities                                                         16.4%         16.5%
        --------------------------------------------------------------------------------------------------------------------------
           Total securities                                                                                  100.0%        100.0%
        --------------------------------------------------------------------------------------------------------------------------



                                    Page A-7

Investments in U.S. Treasury and agency securities are considered to possess low credit risk. Obligations of U.S. government agency mortgage-backed securities possess a somewhat higher interest rate risk due to certain prepayment risks. The municipal portfolio contains a small amount of geographic risk, as approximately 12% of that portfolio is issued by political subdivisions located within Lenawee County, Michigan. The Company's portfolio contains no "high risk" mortgage securities or structured notes.

The chart below summarizes unrealized gains and losses in each category of the portfolio at the end of 2002 and 2001, in thousands of dollars.

          -------------------------------------------------------------------------------------------------------------------------
           Unrealized Gains and Losses in the Investment Portfolio                                   2002       2001        Change
          -------------------------------------------------------------------------------------------------------------------------
           U.S. Treasury and agency securities                                                    $   305    $   194         $ 111
           Mortgage backed agency securities                                                          454        243           211
           Obligations of states and political subdivisions                                           961        526           435
           Corporate, asset backed and other securities                                               222        181            41
          -------------------------------------------------------------------------------------------------------------------------
           Total investment securities                                                            $ 1,942    $ 1,144         $ 798
          -------------------------------------------------------------------------------------------------------------------------

The improvement in market value of the portfolio in relationship to its book value resulted from decreased market rates during 2002 compared to 2001. Unrealized gains and losses within the investment portfolio are temporary, since they are a result of market changes, rather than a reflection of credit quality. Management has no specific intent to sell any securities, although the entire investment portfolio is classified as available for sale.

Loans
The chart below shows the percentage change in each category of the loan portfolio for 2002 and 2001.

        ---------------------------------------------------------------------------------------------------------------------------
         Percentage Change in Categories of Loan Portfolio                                                      2002          2001
        ---------------------------------------------------------------------------------------------------------------------------
         Personal                                                                                              13.1%          6.1%
         Business                                                                                              30.2%         41.8%
         Tax exempt                                                                                           -24.5%         -7.5%
         Residential mortgage                                                                                  -5.6%         -8.0%
         Construction                                                                                           4.0%         -3.5%
         Total loans                                                                                           13.7%         11.9%
        ---------------------------------------------------------------------------------------------------------------------------

The Company continues to be a significant provider of loans in its markets. As full service lenders, the Banks offer a variety of loan products in their markets. Loan growth continued its double-digit increases, reaching 13.7% in 2002, compared to 11.9% for 2001.This growth was achieved in spite of declines in residential mortgage balances for the past two years.

The volume of mortgage loans generated during 2002 reached record levels. During this period, as a result of historically low interest rates available in the market, most residential mortgage clients chose fixed rate mortgage products. Since the Banks sell most of their fixed-rate mortgage loans on the secondary market, this increase in mortgage origination volume was not reflected on the Company's balance sheet. It was instead reflected in its portfolio of loans sold with servicing retained, resulting in improved fee income during the year.

Construction loan activity improved from 2001 levels, as housing volume continues to be strong. These loans reflect continued growth of the commercial mortgage and residential housing activity in the Company's market area. Residential construction loans will convert to residential mortgages to be retained in the Banks' portfolios or to be sold in the secondary market, while commercial construction loans will eventually be converted to commercial mortgages.



                                    Page A-8

Personal loan balances also increased during 2002, as consumer finance activity continued to improve. Personal loans on the Company's balance sheet includes direct and indirect loans for automobiles, boats and recreational vehicles, and other items for personal use. In addition, personal lines of credit, home equity loans and credit card balances contribute to growth of this loan category.

For 2002, growth in loans to businesses increased 30.2%, continuing the strong growth experienced in 2001. This growth in loans to commercial enterprises is derived from all of the markets the Banks serve, including significant contributions from the Ann Arbor and Dexter markets. Continued participation in tax exempt financing reflects continued involvement in funding local community expansion at local municipalities and school districts, reduced by normal amortizations of loan balances. However, during 2002, a number of municipalities took advantage of lower market rates to prepay outstanding balances on tax exempt loans, resulting in a decline in total balances of loans to municipalities.

Credit Quality

The Company continues to maintain a high level of asset quality as a result of actively monitoring delinquencies, nonperforming assets and potential problem loans. The aggregate amount of nonperforming loans is presented in the table below. For purposes of that summary, loans renewed on market terms existing at the time of renewal are not considered troubled debt restructurings. The accrual of interest income is discontinued when a loan becomes ninety days past due unless it is both well secured and in the process of collection, or the borrower's capacity to repay the loan and the collateral value appear sufficient.

The chart below shows the amount of nonperforming assets by category for each of the past five years.

        ----------------------------------------------------------------------------------------------------------------------------
         Nonperforming Assets, in thousands of dollars                         2002       2001        2000       1999          1998
        ----------------------------------------------------------------------------------------------------------------------------
         Nonaccrual loans                                                   $ 1,583    $ 1,084     $   889    $ 1,305       $   821
         Accruing loans past due 90 days or more                                748      1,104         408        174           194
         Troubled debt restructurings                                             -        130         132        134           136
        ----------------------------------------------------------------------------------------------------------------------------
           Total nonperforming loans                                          2,331      2,318       1,429      1,613         1,151
         Other real estate                                                      467        179         544        347           335
        ----------------------------------------------------------------------------------------------------------------------------
           Total nonperforming assets                                       $ 2,798    $ 2,497     $ 1,973    $ 1,960       $ 1,486
        ----------------------------------------------------------------------------------------------------------------------------
         Percent of nonperforming loans to total loans                        0.54%      0.61%       0.42%      0.52%         0.43%
        ----------------------------------------------------------------------------------------------------------------------------
         Percent of nonperforming assets to total assets                      0.49%      0.48%       0.42%      0.46%         0.38%
        ----------------------------------------------------------------------------------------------------------------------------

The Company's percentage of nonperforming loans to total loans decreased from 2001 to 2002, primarily reflecting a decrease in accruing loans past due ninety days or more and the payoff of troubled debt restructurings. Collection efforts continue on delinquent loans, and no significant losses are anticipated. Loans are generally moved to nonaccrual status when ninety days or more past due or in bankruptcy. Total nonaccrual loans increased somewhat from 2001 levels, continuing the trend noted in recent years.

The amount listed in the table above as other real estate reflects a small number of commercial properties that were acquired in lieu of foreclosure. Total dollars in this category have increased from 2001 levels, but remain below 2000 levels. Various properties have been leased to a third party with an option to purchase or are listed for sale, and no significant losses are anticipated.

In general, banks have experienced higher delinquencies in recent years, as personal borrowings reached all-time high levels. The Bank has noted an increase in delinquency as consumers near their debt limits. However, the Banks' delinquency ratios remain well below that of most other banks of similar size.



                                    Page A-9

Credit quality is dependent in part on the makeup of the loan portfolio. The following chart shows the percentage makeup of the loan portfolio.

        --------------------------------------------------------------------------------------------------------------------------
         Percentage Makeup of Loan Portfolio at December 31,                                                   2002          2001
        --------------------------------------------------------------------------------------------------------------------------
         Personal                                                                                             16.5%         16.6%
         Business                                                                                             49.4%         43.1%
         Tax exempt                                                                                            0.3%          0.5%
         Residential mortgage                                                                                 25.8%         31.0%
         Construction                                                                                          8.0%          8.8%
        --------------------------------------------------------------------------------------------------------------------------
           Total loans                                                                                       100.0%        100.0%
        --------------------------------------------------------------------------------------------------------------------------

Loans to finance residential mortgages, including construction loans, make up 33.8% of the portfolio at year end, compared to 39.8% at the end of 2001 and, 47.9% at year end 2000. This decline reflects continued significant refinancing activity during 2002 and 2001, as loan clients typically selected fixed-rate mortgages which were sold on the secondary market. These loans are well-secured and have had historically low levels of net losses.

The personal loan portfolio consists of direct and indirect installment, home equity, credit card and unsecured revolving line of credit loans. Installment loans consist primarily of loans for consumer durable goods, principally automobiles. Indirect personal loans consist of loans for automobiles and manufactured housing, but make up a small percent of the personal loans.

Business loans carry the largest balances per loan, and therefore, any single loss would be proportionally larger than losses in other portfolios. Because of this, the Banks use an independent loan review firm to assess the continued quality of its business loan portfolio. This is in addition to the precautions taken with credit quality in the other loan portfolios. Business loans contain no significant concentrations other than geographic concentrations within Lenawee, Monroe or Washtenaw Counties. Further information concerning credit quality is contained in Note 6 of the Notes to Consolidated Financial Statements.

Deposits

Deposit growth slowed somewhat in 2002, as clients sought alternatives to historically low rates in certificates of deposit. Total deposits increased 4.5% in 2002, compared to growth of 10.6% during 2001. Products such as money market deposit accounts, Cash Management Checking and Cash Management Accounts continue to be very popular with clients, aiding in continued deposit growth. Interest bearing deposits of $100,000 or more continued to decline, but at a slower rate than experienced in 2001. Although clients continue to evaluate alternatives to certificates of deposit in search of the best yields on their funds, traditional banking products continue to be an important part of the Company's product line.

As in the past, the majority of the Company's deposits are derived from core client sources, relating to long term relationships with local personal, business and public clients. The following chart shows the percentage change in deposits by category for 2002 and 2001.

        -------------------------------------------------------------------------------------------------------------------------
         Percentage Change in Deposits by Category                                                            2002          2001
        -------------------------------------------------------------------------------------------------------------------------
         Noninterest bearing deposits                                                                        16.4%         17.7%
         Interest bearing deposits                                                                            2.6%          9.6%
         Total deposits                                                                                       4.5%         10.6%
        -------------------------------------------------------------------------------------------------------------------------




                                   Page A-10

The chart below shows the percentage makeup of the deposit portfolio in 2002 and 2001.

        -----------------------------------------------------------------------------------------------------------------------
         Percentage Breakdown of Deposit Portfolio as of December 31,                                       2002          2001
        -----------------------------------------------------------------------------------------------------------------------
         Noninterest bearing deposits                                                                      15.3%         13.7%
         Interest bearing deposits                                                                         84.7%         86.3%
        -----------------------------------------------------------------------------------------------------------------------
           Total deposits                                                                                 100.0%        100.0%
        -----------------------------------------------------------------------------------------------------------------------

In financial institutions, the presence of interest bearing certificates of $100,000 or more often indicates a reliance upon purchased funds. However, in the Company's deposit portfolio, these balances represent core deposits of local clients. The Banks do not support their growth through purchased or brokered deposits. The Banks' deposit rates are consistently competitive with other banks in its market area, including those new markets that the Company has entered in recent periods.

Cash Equivalents and Borrowed Funds
The Company maintains correspondent accounts with a number of other banks for various purposes. In addition, cash sufficient to meet the operating needs of its banking offices is maintained at its lowest practical levels. At times, the Banks are a participant in the federal funds market, either as a borrower or seller. Federal funds are generally borrowed or sold for one-day periods. The Banks also have the ability to utilize short term advances from the Federal Home Loan Bank ("FHLB") and borrowings at the discount window of the Federal Reserve Bank as additional short-term funding sources. Federal funds were used during 2002 and 2001. Short term advances and discount window borrowings were not utilized during either year.

The Company periodically finds it advantageous to utilize longer term borrowings from the Federal Home Loan Bank of Indianapolis. These long-term borrowings, as detailed in Note 11 of the Notes to Consolidated Financial Statements, served to provide a balance to some of the interest rate risk inherent in the Company's balance sheet. Additional information regarding borrowed funds is found immediately below.

LIQUIDITY, FUNDS MANAGEMENT AND MARKET RISK

Liquidity
Throughout 2002, the Company participated in the federal funds market; at times as a provider of funds and at other times as a purchaser. Funding needs varied throughout the year, and overall, the Company's liquidity position during 2002 was somewhat different than in 2001. The Company averaged net federal funds sold of $10.975 million during 2002, compared to $17.6 million during 2001. These changes were primarily a result of timing differences between loan and deposit growth.

The Banks monitor their liquidity position regularly, and are in compliance with regulatory guidelines for liquidity. The Company has a number of liquidity sources other than deposits, including federal funds and other lines of credit with correspondent banks, securities available for sale, and lines of credit with the FHLB. Information concerning available lines is contained in Note 10 of the Notes to Consolidated Financial Statements.

Funds Management and Market Risk
The composition of the Company's balance sheet consists of investments in interest earning assets (loans and investment securities) that are funded by interest bearing liabilities (deposits and borrowings). These financial instruments have varying levels of sensitivity to changes in market interest rates resulting in market risk.



                                   Page A-11

Policies place strong emphasis on stabilizing net interest margin, with the goal of providing a sustained level of satisfactory earnings. The Funds Management, Investment and Loan policies provide direction for the flow of funds necessary to supply the needs of depositors and borrowers. Management of interest sensitive assets and liabilities is also necessary to reduce interest rate risk during times of fluctuating interest rates.

Interest rate risk is the exposure of the Company's financial condition to adverse movements in interest rates. It results from differences in the maturities or timing of interest adjustments of the Company's assets, liabilities and off-balance-sheet instruments; from changes in the slope of the yield curve; from imperfect correlations in the adjustment of interest rates earned and paid on different financial instruments with otherwise similar repricing characteristics; and from interest rate related options embedded in the Company's products such as prepayment and early withdrawal options.

A number of measures are used to monitor and manage interest rate risk, including interest sensitivity and income simulation analyses. An interest sensitivity model is the primary tool used to assess this risk, with supplemental information supplied by an income simulation model. The simulation model is used to estimate the effect that specific interest rate changes would have on 12 months of pretax net interest income assuming an immediate and sustained up or down parallel change in interest rates of 200 basis points. Key assumptions in the models include prepayment speeds on mortgage related assets; cash flows and maturities of financial instruments; changes in market conditions, loan volumes and pricing; and management's determination of core deposit sensitivity. These assumptions are inherently uncertain and, as a result, the models cannot precisely estimate net interest income or precisely predict the impact of higher or lower interest rates on net interest income. Actual results will differ from simulated results due to timing, magnitude, and frequency of interest rate changes and changes in market conditions. Based on the results of the simulation model as of December 31, 2002, the Company would expect a maximum potential reduction in net interest margin of less than 6% if market rates increased or decreased under an immediate and sustained parallel shift of 200 basis points.

During 2002, the Company increased its usage of long term fixed rate FHLB advances, in order to lock in its cost of funds at historically low rates. In addition, the Company took steps to move itself toward an asset-sensitive position in the twelve-month timeframe. The impact on the net interest margin for the short run will be countered by the long term benefit when interest rates rise.

The following table provides information about the Company's financial instruments used for purposes other than trading that are sensitive to changes in interest rates. For loans, securities, and liabilities with contractual maturities, the table presents principal cash flows and related weighted average interest rates by the earlier of the contractual maturity or call dates as well as market and historical experience of the impact of interest rate fluctuations on the prepayment of mortgage-backed securities. Weighted average variable rates are based on current rates and indexes. The Company currently has no market sensitive instruments entered into for trading purposes and no off-balance-sheet interest rate swaps or caps. The information is in thousands of dollars as of December 31, 2002 and 2001.



                                   Page A-12

------------------------------------------------------------------------------------------------------------------------------------
                                           FINANCIAL INSTRUMENTS AT DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                   Principal Amount Maturing In:
 In thousands of dollars            -----------------------------------------------------------------------             Fair Value
 RATE-SENSITIVE ASSETS:                 2003       2004         2005           2006       2007    Thereafter  Total     12/31/2002
------------------------------------------------------------------------------------------------------------------------------------
 Fixed rate loans                   $ 37,916    $24,813     $ 27,924       $ 30,746    $28,000     $83,287   $232,686     $ 239,485
 Average interest rate                   7.6%       7.8%         7.5%           7.5%       7.6%        7.9%       7.7%
 Variable rate loans                $ 62,563    $20,735     $ 24,144       $ 11,355    $10,974     $68,069   $197,840     $ 198,657
 Average interest rate                   5.1%       5.1%         5.1%           5.0%       5.0%        6.8%       5.7%
 Fixed rate investments             $ 45,998    $26,255     $  5,787       $  2,294    $   362     $ 4,660   $ 85,356     $  87,098
 Average interest rate                   3.7%       4.0%         4.4%           4.9%       5.2%        6.1%       4.0%
 Variable rate investments          $  1,914    $ 1,571     $  1,259       $    335    $    55     $ 2,627   $  7,761     $   7,912
 Average interest rate                   4.8%       4.8%         4.9%           5.2%       5.6%        4.7%       4.8%
 Other interest earning assets      $ 10,022                                                                 $ 10,022     $  10,070
 Average interest rate                  2.1%                                                                     2.1%

 RATE-SENSITIVE LIABILITIES:
 Noninterest bearing demand                                                                        $71,976   $ 71,976     $  71,976
 Savings & interest bearing
     demand                         $283,359                                                                 $283,359     $ 283,359
 Average interest rate                   1.0%                                                                     1.0%
 Time deposits                      $ 52,591    $19,599     $ 19,604       $ 15,755    $ 8,660     $     5   $116,214     $ 121,007
 Average interest rate                   3.6%       4.7%         4.5%           4.5%       4.8%        1.6%       4.1%
 Fixed rate borrowings              $  7,492    $   529     $  1,568       $  8,011    $20,339     $ 3,928   $ 41,867     $  44,346
 Average interest rate                   7.0%       5.9%         4.0%           4.2%       5.0%        4.7%       5.2%
 Other interest bearing liabilities $     75                                                                 $     75     $      75
 Average interest rate                   0.5%                                                                     0.5%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           FINANCIAL INSTRUMENTS AT DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                   Principal Amount Maturing In:
In thousands of dollars             -----------------------------------------------------------------------             Fair Value
 RATE-SENSITIVE ASSETS:                 2002       2003         2004           2005       2006    Thereafter   Total    12/31/2001
------------------------------------------------------------------------------------------------------------------------------------
 Fixed rate loans                   $ 36,068    $22,881     $ 26,591       $ 26,681    $30,310     $85,922   $228,453     $ 233,795
 Average interest rate                   8.2%       8.6%         8.4%           8.1%       8.1%        8.0%       8.2%
 Variable rate loans                $ 53,840    $17,260     $ 15,303       $  9,116    $ 8,270     $46,482   $150,271     $ 150,934
 Average interest rate                   6.5%       6.4%         6.2%           6.1%       6.2%        6.3%       6.4%
 Fixed rate investments             $ 34,209    $23,012     $ 10,917       $  2,971    $ 2,267     $ 5,251   $ 78,627     $  79,627
 Average interest rate                   4.6%       4.7%         4.9%           5.4%       4.9%        5.8%       4.8%
 Variable rate investments          $  4,639    $ 2,815     $    457       $    100    $    26     $   672   $  8,709     $   8,801
 Average interest rate                   5.7%       5.7%         5.7%           5.7%       5.7%        5.7%       5.7%
 Other interest earning assets      $ 12,563                                                                 $ 12,563     $  12,615
 Average interest rate                   2.3%                                                                     2.3%

 RATE-SENSITIVE LIABILITIES:
 Noninterest bearing demand                                                                        $61,845   $ 61,845     $  61,845
 Savings & interest bearing
     demand                         $264,922                                                                 $264,922     $ 264,922
 Average interest rate                   1.3%                                                                     1.3%
 Time deposits                      $ 78,342    $24,950     $ 11,465       $  5,556    $ 4,208     $    10   $124,531     $ 128,655
 Average interest rate                   5.0%       5.6%         5.8%           6.2%       4.8%        2.9%       5.2%
 Fixed rate borrowings              $  2,342    $ 7,368     $    396       $    425    $   457     $ 1,021   $ 12,009     $  12,528
 Average interest rate                   6.9%       7.0%         6.2%           6.2%       6.2%        6.2%       6.8%
 Other interest bearing liabilities $  1,019                                                                 $  1,019     $   1,019
 Average interest rate                   1.6%                                                                     1.6%
------------------------------------------------------------------------------------------------------------------------------------

The Company's primary market risk exposure decreased somewhat from 2001 to 2002, based on data supplied by its measurement systems. The Company's exposure to market risk is reviewed on a regular basis by the Funds Management Committee. The policy objective is to manage the Company's assets and liabilities to provide an optimum and consistent level of earnings within the framework of acceptable risk standards.



                                   Page A-13

The Funds Management Committee is also responsible for evaluating and anticipating various risks other than interest rate risk. Those risks include prepayment risk, credit risk and liquidity risk. The Committee is made up of senior members of management, and continually monitors the makeup of interest sensitive assets and liabilities to assure appropriate liquidity, maintain interest margins and to protect earnings in the face of changing interest rates and other economic factors.

 The Funds Management policy provides for a level of interest sensitivity which, Management believes, allows the Company to take advantage of opportunities within the market relating to liquidity and interest rate risk, allowing flexibility without subjecting the Company to undue exposure to risk. In addition, other measures are used to evaluate and project the anticipated results of Management's decisions.

 The following table shows the rate sensitivity of earning assets and interest bearing liabilities as of December 31, 2002. Loans and investments are categorized using the earlier of their scheduled payment, call, or repricing dates, where applicable. Savings, NOW and money market deposit accounts are considered to be immediately repriceable. All other liabilities are reported by their scheduled maturities, and no adjustments for possible prepayments are included in the table.

------------------------------------------------------------------------------------------------------------------------------------
                                                      INTEREST SENSITIVITY SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Over 10
 In thousands of dollars                                     0-3 Mo.       4-12 Mo.    1-5 Yrs    5-10 Yrs      Years      Total
------------------------------------------------------------------------------------------------------------------------------------
 Securities                                               $  18,613    $  39,808    $  34,298    $   4,476    $     185    $  97,380
 Loans                                                      133,543       38,826      180,411       62,337       15,409      430,526
------------------------------------------------------------------------------------------------------------------------------------
     Total earning assets                                 $ 152,156    $  78,634    $ 214,709    $  66,813    $  15,594    $ 527,906

 Interest bearing deposits                                $ 304,592    $  31,359    $  63,618    $       5                 $ 399,574
 Other borrowings                                             2,075        5,492       30,447        3,928                    41,942
------------------------------------------------------------------------------------------------------------------------------------
     Total interest bearing liabilities                   $ 306,667    $  36,851    $  94,065    $   3,933                 $ 441,516
------------------------------------------------------------------------------------------------------------------------------------
 Net asset (liability) interest sensitivity exposure      $(154,511)   $  41,783    $ 120,644    $  62,880    $  15,594    $  86,390

 Cumulative net asset (liability) exposure                $(154,511)   $(112,728)   $   7,916    $  70,796    $  86,390
 Cumulative ratio of asset to liability exposure               0.50         0.67         1.02         1.16         1.20       to one
 Cumulative exposure as a percent of total assets             -26.9%       -19.6%         1.4%        12.3%        15.1%
------------------------------------------------------------------------------------------------------------------------------------

 CAPITAL RESOURCES

It is the policy of the Company to pay 30% to 45% of net earnings as cash dividends to shareholders. The payout ratio was above these levels for 2001, as the Company experienced a temporary drop in earnings resulting from the formation of UBTW, and returned to more normal levels in 2002 as earnings improved. Cash dividends have resulted in a dividend yield of approximately 2.61% and 2.78% in 2002 and 2001, respectively. Five percent stock dividends were paid to shareholders in 2002, 2001 and 2000. The stock of the Company is traded locally over the counter, and demand consistently exceeds supply.

The ratios of average equity to average assets of the Banks and the Company declined somewhat in 2002, as average capital grew at a slower pace than did average assets. The Company's capital ratios exceed the levels required by its regulators, and Management continues to evaluate methods to optimize the high levels of equity of the Company. Improved earnings resulting from future growth will help to better utilize existing capital. The table in Note 18 of the Notes to Consolidated Financial Statements details the capital ratios of the Company, and the Company and the Banks are considered to be well-capitalized by their regulators.



                                   Page A-14

The Company maintains a five year plan, and utilizes a formal strategic planning process. Management and the Board continue to monitor long term goals, which include maintaining capital growth in relation to asset growth, and the retention of a portion of earnings to fund growth while providing a reasonable return to shareholders.

PROSPECTIVE ACCOUNTING AND REGULATORY CHANGES

In October of 2002, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 147, "Acquisitions of Certain Financial Institutions," which amends SFAS No. No. 72, "Accounting for Certain Acquisitions of Banking or Thrift Institutions," and FASB Interpretation No. 9, "Applying APB Opinions No. 16 and 17 When a Savings and Loan Association or a Similar Institution Is Acquired in a Business Combination Accounted for by the Purchase Method." Except for transactions between two or more mutual enterprises, SFAS No. 147 removes acquisitions of financial institutions from the scope of both SFAS No. 72 and Interpretation No. 9 and requires that those transactions be accounted in accordance with SFAS No. 141, "Business Combinations," and No. 142, "Goodwill and Other Intangible Assets." In addition, SFAS No. 147 amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," to include in its scope long-term customer- relationship intangible assets of financial institutions such as depositor- and borrower-relationship intangible assets and credit cardholder intangible assets. Those intangible assets are subject to the same undiscounted cash flow recoverability test and impairment loss recognition and measurement provisions that SFAS No. 144 requires for other long-lived assets that are held and used.

The effective date of SFAS No. 147 was October 1, 2002, with earlier application relating to previously recognized unidentifiable intangible assets permitted. The statement's adoption did not have a significant impact on the Company's financial position or results of operations.

FASB has issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," which amends FASB Statement No. 123, "Accounting for Stock-Based Compensation." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation.

Under the provisions of SFAS No. 123, companies that adopted the fair value based method were required to apply that method prospectively for new stock option awards. This contributed to a "ramp-up" effect on stock-based compensation expense in the first few years following adoption, which caused concern for companies and investors because of the lack of consistency in reported results. To address that concern, SFAS No. 148 provides two additional methods of transition that reflect an entity's full complement of stock-based compensation expense immediately upon adoption, thereby eliminating the ramp-up effect.

SFAS No. 148 requires that the data be presented more prominently and in a more user-friendly format in the footnotes to the financial statements. In addition, SFAS No. 148 requires that this information be included in interim as well as annual financial statements. The annual disclosure provisions of SFAS No. 148 are now effective for the Company and the interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning in 2003.

Management is not aware of any other trends, events or uncertainties that are likely to have a material effect on the Company's liquidity, capital resources, or operations. In addition, Management is not aware of any current recommendations by regulatory authorities, other than those previously discussed, which would have such an effect.



                                   Page A-15

CRITICAL ACCOUNTING POLICIES

The accounting and reporting policies of the Company are in accordance with accounting principles generally accepted in the United States and conform to general practices within the banking industry. The Company's significant accounting policies are described in detail in the notes to the Company's consolidated financial statements for the year ended December 31, 2002. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. The financial position and results of operations can be affected by these estimates and assumptions and are integral to the understanding of reported results. Critical accounting policies are those policies that management believes are the most important to the portrayal of the Company's financial condition and results, and they require management to make estimates that are difficult, subjective, or complex.

Allowance for Credit Losses
The allowance for credit losses provides coverage for probable losses inherent in the Company's loan portfolio. Management evaluates the adequacy of the allowance for credit losses each quarter based on changes, if any, in underwriting activities, the loan portfolio composition (including product mix and geographic, industry or customer-specific concentrations), trends in loan performance, regulatory guidance and economic factors. This evaluation is inherently subjective, as it requires the use of significant management estimates. Many factors can affect management's estimates of specific and expected losses, including volatility of default probabilities, rating migrations, loss severity and economic and political conditions. The allowance is increased through provisions charged to operating earnings and reduced by net charge-offs.

The Company determines the amount of the allowance based on relative risk characteristics of the loan portfolio. The allowance recorded for commercial loans is based on reviews of individual credit relationships and an analysis of the migration of commercial loans and actual loss experience. The allowance recorded for homogeneous consumer loans is based on an analysis of loan mix, risk characteristics of the portfolio, fraud loss and bankruptcy experiences, and historical losses, adjusted for current trends, for each homogeneous category or group of loans. The allowance for credit losses relating to impaired loans is based on the loan's observable market price, the collateral for certain collateral-dependent loans, or the discounted cash flows using the loan's effective interest rate.

Regardless of the extent of the Company's analysis of client performance, portfolio trends or risk management processes, certain inherent but undetected losses are probable within the loan portfolio. This is due to several factors including inherent delays in obtaining information regarding a client's financial condition or changes in their unique business conditions, the judgmental nature of individual loan evaluations, collateral assessments and the interpretation of economic trends. Volatility of economic or client-specific conditions affecting the identification and estimation of losses for larger non-homogeneous credits and the sensitivity of assumptions utilized to establish allowances for homogenous groups of loans are among other factors. The Company estimates a range of inherent losses related to the existence of these exposures. The estimates are based upon the Company's evaluation of imprecision risk associated with the commercial and consumer allowance levels and the estimated impact of the current economic environment.

Mortgage Servicing Rights
Mortgage servicing rights ("MSRs") associated with loans originated and sold, where servicing is retained, are capitalized and included in other intangible assets in the consolidated balance sheet. The value of the capitalized servicing rights represents the present value of the future servicing fees arising from the right to service loans in the portfolio. Critical accounting policies for MSRs relate to the initial valuation and




                                   Page A-16
subsequent impairment tests. The methodology used to determine the valuation of MSRs requires the development and use of a number of estimates, including anticipated principal amortization and prepayments of that principal balance. Events that may significantly affect the estimates used are changes in interest rates, mortgage loan prepayment speeds and the payment performance of the underlying loans. The carrying value of the MSRs is periodically reviewed for impairment based on a determination of fair value. For purposes of measuring impairment, the servicing rights are compared to a valuation prepared based on a discounted cash flow methodology, utilizing current prepayment speeds and discount rates. Impairment, if any, is recognized through a valuation allowance and is recorded as amortization of intangible assets.

Goodwill and Other Intangibles
The Company records all assets and liabilities acquired in purchase acquisitions, including goodwill and other intangibles, at fair value as required by SFAS 141. Goodwill is subject, at a minimum, to annual tests for impairment. Other intangible assets are amortized over their estimated useful lives using straight-line and accelerated methods, and are subject to impairment if events or circumstances indicate a possible inability to realize the carrying amount. The initial goodwill and other intangibles recorded and subsequent impairment analysis requires management to make subjective judgments concerning estimates of how the acquired asset will perform in the future. Events and factors that may significantly affect the estimates include, among others, customer attrition, changes in revenue growth trends, specific industry conditions and changes in competition.

FORWARD-LOOKING STATEMENTS

Statements contained in Management's Discussion and Analysis of Financial Condition and Results of Operations include forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and about the Company itself. Words such as "anticipate," "believe," "determine," "estimate," "expect," forecast, "intend," "is likely," "plan," "project," "opinion," variations of such terms, and similar expressions are intended to identify such forward- looking statements. The presentations and discussions of the provision and allowance for loan losses, and determinations as to the need for other allowances presented in this report are inherently forward-looking statements in that they involve judgments and statements of belief as to the outcome of future events. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Internal and external factors that may cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of pending and future litigation and contingencies; trends in customer behavior and customer ability to repay loans; software failure, errors or miscalculations; and the vicissitudes of the national economy. The Company undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.



                                   Page A-17

 STATEMENT OF MANAGEMENT'S RESPONSIBILITY



                       [UNITED BANCORP, INC. LETTERHEAD]



 Financial Statements
 The Management of United Bancorp, Inc. is responsible for the preparation, integrity and fair presentation of its published financial statements. The financial statements contained herein have been prepared in accordance with accounting principles generally accepted in the United States of America and, as such, include amounts based on judgments and estimates made by Management. The Company also prepared the other information included in the annual report and is responsible for its accuracy and consistency with the financial statements.

 The 2002 financial statements have been audited by the independent accounting firm of BKD, LLP, ("BKD") which was given unrestricted access to all financial records and related data, including minutes of all meetings of shareholders, the board of directors and committees of the board. The Company believes that all representations made to the independent auditors during their audit were valid and appropriate. BKD's audit report is presented on the following page.

 Internal Control
 The Company maintains internal controls over financial reporting which are designed to provide reasonable assurance to the Company's management and Board of Directors regarding the preparation of reliable published financial statements. The internal controls contain self-monitoring mechanisms, and actions are taken to correct deficiencies as they are identified. The Board, operating through its audit committee, which is composed entirely of Directors who are not officers or employees of the Company, provides oversight to the financial reporting process. Even effective internal controls, no matter how well designed, have inherent limitations, including the possibility of circumvention or overriding of controls. Accordingly, even effective internal controls can provide only reasonable assurance with respect to financial statement preparation. Furthermore, the effectiveness of internal controls may vary over time.

 The Company has assessed its internal controls as of December 31, 2002. Based on its assessment, the Company believes that, as of December 31, 2002, the internal controls over financial reporting are adequate and appropriate.


 /S/David S. Hickman                                                 /S/Robert K. Chapman
-------------------------------------------------------             ----------------------------------------------------------
 David S. Hickman                                                    Robert K. Chapman
 Chairman and Chief Executive Officer                                Vice Chairman



 /S/John J. Wanke                                                    /S/Dale L. Chadderdon
-------------------------------------------------------             ----------------------------------------------------------
 John J. Wanke                                                       Dale L. Chadderdon
 President and Chief Operating Officer                               Senior Vice President, Secretary and Treasurer





                                   Page A-18

 INDEPENDENT ACCOUNTANTS' REPORT
 United Bancorp, Inc. and Subsidiaries



                                 [BKO LLP LOGO]




         Shareholders and Board of Directors
         United Bancorp, Inc.
         Tecumseh, Michigan


         We have audited the accompanying consolidated balance sheet of United Bancorp, Inc. as of December 31, 2002 and the related consolidated statements of income, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The consolidated financial statements of United Bancorp, Inc. as of December 31, 2001 and for the two years then ended were audited by other accountants whose report dated January 16, 2002 expressed an unqualified opinion on those statements.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the 2002 consolidated financial statements referred to above present fairly, in all material respects, the financial position of United Bancorp, Inc. as of December 31, 2002 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

         As more fully discussed in note 8, the Company changed its method of accounting for goodwill in 2002.




                                                   /s/ BKD, LLP
                                                       BKD, LLP

         Indianapolis, Indiana
         January 24, 2003



                                   Page A-19

 CONSOLIDATED BALANCE SHEETS
 United Bancorp, Inc. and Subsidiaries

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         December 31,
                                                                                                  -------------------------
 In thousands of dollars                                                                            2002           2001
==============================================================================================================================
 ASSETS
 Cash and demand balances in other banks                                                             $ 16,719        $ 15,980
 Federal funds sold                                                                                     7,700          10,800
------------------------------------------------------------------------------------------------------------------------------
 Total cash and cash equivalents                                                                       24,419          26,780

 Securities available for sale                                                                         97,380          90,243

 Loans held for sale                                                                                    7,873           6,686
 Portfolio loans                                                                                      422,653         372,038
------------------------------------------------------------------------------------------------------------------------------
 Total loans                                                                                          430,526         378,724
 Less allowance for loan losses                                                                         4,975           4,571
------------------------------------------------------------------------------------------------------------------------------
 Net loans                                                                                            425,551         374,153

 Premises and equipment, net                                                                           14,123          15,311
 Goodwill                                                                                               3,469           3,469
 Accrued interest receivable and other assets                                                           8,957           8,746
------------------------------------------------------------------------------------------------------------------------------
 TOTAL ASSETS                                                                                        $573,899       $ 518,702
==============================================================================================================================

 LIABILITIES
 Deposits
      Noninterest bearing deposits                                                                   $ 71,976        $ 61,845
      Interest bearing deposits                                                                       399,574         389,453
------------------------------------------------------------------------------------------------------------------------------
 Total deposits                                                                                       471,550         451,298

 Short term borrowings                                                                                     75           1,019
 Other borrowings                                                                                      41,867          12,009
 Accrued interest payable and other liabilities                                                         7,027           6,199
------------------------------------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES                                                                                    520,519         470,525
------------------------------------------------------------------------------------------------------------------------------

 COMMITMENTS AND CONTINGENT LIABILITIES

 SHAREHOLDERS' EQUITY
 Common stock and paid in capital, no par value; 5,000,000 shares authorized,
      2,114,765 shares issued and outstanding in 2002 and 2,009,242 in 2001                            39,122          33,579
 Retained earnings                                                                                     12,977          13,843
 Accumulated other comprehensive income, net of tax                                                     1,281             755
------------------------------------------------------------------------------------------------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                                                                            53,380          48,177
------------------------------------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                          $573,899       $ 518,702
==============================================================================================================================

 The accompanying notes are an integral part of these consolidated financial statements.



                                   Page A-20

 CONSOLIDATED STATEMENTS OF INCOME
 United Bancorp, Inc. and Subsidiaries

------------------------------------------------------------------------------------------------------------------------------
                                                                                       For the years ended December 31,
                                                                                  -----------------------------------------
 In thousands of dollars, except per share data                                      2002           2001           2000
==============================================================================================================================
 INTEREST INCOME

 Loans                                                                                $ 29,126       $ 29,435        $ 28,948
 Securities
      Taxable                                                                            2,789          2,570           2,824
      Tax exempt                                                                         1,445          1,641           1,607
 Federal funds sold                                                                        175            754             170
------------------------------------------------------------------------------------------------------------------------------
 Total interest income                                                                  33,535         34,400          33,549
------------------------------------------------------------------------------------------------------------------------------

 INTEREST EXPENSE
 Deposits                                                                                8,980         14,059          14,461
 Short term borrowings                                                                       8             19             723
 Other borrowings                                                                        1,728            841             716
------------------------------------------------------------------------------------------------------------------------------
 Total interest expense                                                                 10,716         14,919          15,900
------------------------------------------------------------------------------------------------------------------------------
 NET INTEREST INCOME                                                                    22,819         19,481          17,649
 Provision for loan losses                                                               1,105            722           1,129
------------------------------------------------------------------------------------------------------------------------------
 NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                                    21,714         18,759          16,520
------------------------------------------------------------------------------------------------------------------------------

 NONINTEREST INCOME
 Service charges on deposit accounts                                                     2,330          2,149           2,092
 Trust & Investment fee income                                                           2,888          2,695           2,797
 Gains on securities transactions                                                           15              2               4
 Loan sales and servicing                                                                2,001          1,268             444
 ATM, debit and credit card fee income                                                   1,386          1,180             588
 Sales of nondeposit investment products                                                   786            816             648
 Other income                                                                              593            531             823
------------------------------------------------------------------------------------------------------------------------------
 Total noninterest income                                                                9,999          8,641           7,396
------------------------------------------------------------------------------------------------------------------------------

 NONINTEREST EXPENSE
 Salaries and employee benefits                                                         12,647         11,676           8,811
 Occupancy and equipment expense, net                                                    3,764          3,528           2,842
 External data processing                                                                1,161          1,005             872
 Advertising and marketing                                                                 553            751             438
 Other expense                                                                           3,519          3,577           3,133
------------------------------------------------------------------------------------------------------------------------------
 Total noninterest expense                                                              21,644         20,537          16,096
------------------------------------------------------------------------------------------------------------------------------
 INCOME BEFORE FEDERAL INCOME TAX                                                       10,069          6,863           7,820
 Federal income tax                                                                      2,934          1,857           2,194
------------------------------------------------------------------------------------------------------------------------------
 NET INCOME                                                                           $  7,135       $  5,006        $  5,626
==============================================================================================================================

 Basic earnings per share                                                             $   3.36       $   2.36        $   2.66
 Diluted earnings per share                                                               3.35           2.36            2.66
==============================================================================================================================

 The accompanying notes are an integral part of these consolidated financial statements.

                                   Page A-21

 CONSOLIDATED STATEMENTS OF CASH FLOWS
 United Bancorp, Inc. and Subsidiaries

------------------------------------------------------------------------------------------------------------------------------
                                                                                       For the years ended December 31,
                                                                                   ----------------------------------------
 In thousands of dollars                                                             2002           2001           2000
==============================================================================================================================
 CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                                            $ 7,135        $ 5,006         $ 5,626

 ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH FROM OPERATING ACTIVITIES
 Depreciation and amortization                                                           2,921          2,551           2,067
 Provision for loan losses                                                               1,105            722           1,129
 Gain on sale of loans                                                                  (2,242)        (1,287)           (223)
 Proceeds from sales of loans originated for sale                                      144,697        104,124          18,685
 Loans originated for sale                                                            (143,642)      (108,367)        (19,464)
 Gain on securities transactions                                                           (15)            (2)             (4)
 Change in accrued interest receivable and other assets                                    (88)          (248)           (375)
 Change in accrued interest payable and other liabilities                                  721            531             657
------------------------------------------------------------------------------------------------------------------------------
 Total adjustments                                                                       3,457         (1,976)          2,472
------------------------------------------------------------------------------------------------------------------------------
 Net cash from operating activities                                                     10,592          3,030           8,098
------------------------------------------------------------------------------------------------------------------------------

 CASH FLOWS FROM INVESTING ACTIVITIES
 Securities available for sale
      Purchases                                                                        (49,266)       (53,493)         (5,353)
      Sales                                                                                  -            342               -
      Maturities and calls                                                              36,479         29,171          11,981
      Principal payments                                                                 5,537          6,845           3,637
 Net increase in portfolio loans                                                       (51,725)       (34,925)        (30,179)
 Net premises and equipment expenditures                                                  (793)        (3,736)         (1,808)
 Investment in limited partnership                                                           -           (300)              -
------------------------------------------------------------------------------------------------------------------------------
 Net cash from investing activities                                                    (59,768)       (56,096)        (21,722)
------------------------------------------------------------------------------------------------------------------------------

 CASH FLOWS FROM FINANCING ACTIVITIES
 Net change in deposits                                                                 20,252         43,341          47,114
 Net change in short term borrowings                                                      (944)         1,019         (19,300)
 Principal payments on other borrowings                                                 (2,342)          (319)         (5,296)
 Proceeds from other borrowings                                                         32,200              -          14,000
 Proceeds from common stock transactions                                                   363            263             178
 Dividends paid                                                                         (2,714)        (2,580)         (2,419)
------------------------------------------------------------------------------------------------------------------------------
 Net cash from financing activities                                                     46,815         41,724          34,277
------------------------------------------------------------------------------------------------------------------------------
 NET CHANGE IN CASH AND CASH EQUIVALENTS                                                (2,361)       (11,342)         20,653
 Cash and cash equivalents at beginning of year                                         26,780         38,122          17,469
------------------------------------------------------------------------------------------------------------------------------
 CASH AND CASH EQUIVALENTS AT END OF YEAR                                             $ 24,419       $ 26,780        $ 38,122
==============================================================================================================================

 SUPPLEMENTAL DISCLOSURES:
 Interest paid                                                                        $ 10,887       $ 15,547        $ 15,322
 Income tax paid                                                                         3,050          2,210           2,575
 Loans transferred to other real estate                                                    409             55             544

 The accompanying notes are an integral part of these consolidated financial statements.



                                   Page A-22

 CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
 United Bancorp, Inc. and Subsidiaries

------------------------------------------------------------------------------------------------------------------------------
 For the years ended December 31, 2002, 2001, 2000                     Common       Retained
 In thousands of dollars, except per share data           Shares      Stock (1)     Earnings      AOCI (2)         Total
==============================================================================================================================
 Balance, January 1, 2000                                 1,819,193     $ 23,919      $ 17,544         $ (499)       $ 40,964

 Net income, 2000                                                                        5,626                          5,626
 Other comprehensive income (loss):
      Net change in unrealized gains (losses) on
         securities available for sale, net                                                               780            780
                                                                                                                         ---
 Total comprehensive income                                                                                             6,406

 Cash dividends declared, $1.185 per share                                              (2,494)                        (2,494)
 Five percent stock dividend declared                        90,892        4,272        (4,272)                             -
 Common stock transactions                                    1,518           78                                           78
 Director and management deferred stock plans                                130           (30)                           100
------------------------------------------------------------------------------------------------------------------------------
 Balance, December 31, 2000                               1,911,603     $ 28,399      $ 16,374          $ 281        $ 45,054

 Net income, 2001                                                                        5,006                          5,006
 Other comprehensive income:
      Net change in unrealized gains (losses) on
         securities available for sale, net                                                               474            474
                                                                                                                         ---
 Total comprehensive income                                                                                             5,480

 Cash dividends declared, $1.243 per share                                              (2,620)                        (2,620)
 Five percent stock dividend declared                        95,572        4,874        (4,874)                             -
 Common stock transactions                                    2,067          115                                          115
 Director and management deferred stock plans                                191           (43)                           148
------------------------------------------------------------------------------------------------------------------------------
 Balance, December 31, 2001                               2,009,242     $ 33,579      $ 13,843          $ 755        $ 48,177

 Net income, 2002                                                                        7,135                          7,135
 Other comprehensive income:
      Net change in unrealized gains (losses) on
         securities available for sale, net                                                               526            526
                                                                                                                         ---
 Total comprehensive income                                                                                             7,661

 Cash dividends declared, $1.337 per share                                              (2,821)                        (2,821)
 Five percent stock dividend declared                       100,462        5,124        (5,124)                             -
 Common stock transactions                                    5,061          228                                          228
 Director and management deferred stock plans                                191           (56)                           135
------------------------------------------------------------------------------------------------------------------------------
 Balance, December 31, 2002                               2,114,765     $ 39,122      $ 12,977        $ 1,281        $ 53,380
==============================================================================================================================

 (1)     Includes Paid In Capital
 (2)     Accumulated Other Comprehensive Income (Loss), Net of Tax

 The accompanying notes are an integral part of these consolidated financial statements.


                                   Page A-23

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 United Bancorp, Inc. and Subsidiaries

 NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

 NATURE OF OPERATIONS AND BASIS OF PRESENTATION
 The consolidated financial statements include the accounts of United Bancorp, Inc. ("Company") and its wholly owned Subsidiaries, United Bank & Trust and United Bank & Trust - Washtenaw ("Banks"), after elimination of significant intercompany transactions and accounts. The Company is engaged 100% in the business of commercial and retail banking, including insurance, and trust and investment services, with operations conducted through its offices located in Lenawee, Washtenaw and Monroe Counties in southeastern Michigan. These counties are the source of substantially all of the Company's deposit, loan, insurance and trust activities.

 USE OF ESTIMATES
 The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period as well as affecting the disclosures provided. Actual results could differ from those estimates. The allowance for loan losses and the fair values of financial instruments are particularly subject to change.

 SECURITIES
 Securities available for sale consist of bonds and notes which might be sold prior to maturity. Securities classified as available for sale are reported at their fair values and the related net unrealized holding gain or loss is reported in other comprehensive income. Other securities such as Federal Home Loan Bank stock are carried at cost.

 Premiums and discounts on securities are recognized in interest income using the interest method over the period to maturity. Realized gains or losses are based upon the amortized cost of the specific securities sold.

 LOANS HELD FOR SALE
 Mortgage loans originated and intended for sale in the secondary market are carried at the lower of cost or market value in the aggregate. Net unrealized losses, if any, are recognized in a valuation allowance by charges to income.

 LOANS
 Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at the principal balance outstanding, net of deferred loan fees and costs and the allowance for loan losses. Interest income is reported on the interest method and includes amortization of net deferred loan fees and costs over the loan term. Loans are placed on non-accrual status at ninety days or more past due and interest is considered a loss, unless the loan is well-secured and in the process of collection.

 ALLOWANCE FOR LOAN LOSSES
 The allowance for loan losses is maintained at a level believed adequate by Management to absorb probable incurred credit losses in the loan portfolio. Management's determination of the adequacy of the allowance is based on an evaluation of the portfolio, past loan loss experience, current economic conditions, volume, amount and composition of the loan portfolio, and other factors. The allowance is increased by provisions for loan losses charged to income. Loan losses are charged against the allowance when management believes the uncollectability of a loan is confirmed. Subsequent recoveries, if any, are credited to the allowance.



                                   Page A-24

 Loan impairment is reported when full payment under the loan terms is not expected. Impaired loans are carried at the present value of estimated future cash flows using the loan's existing rate, or the fair value of collateral if the loan is collateral dependent. A portion of the allowance for loan losses is allocated to impaired loans if the value of such loans is deemed to be less than the unpaid balance. If these allocations cause the allowance for loan losses to require increase, such increase is reported as a component of the provision for loan losses. Loans are evaluated for impairment when payments are delayed or when the internal grading system indicates a substandard or doubtful classification.

 Impairment is evaluated in total for smaller-balance loans of similar nature such as residential mortgage, consumer, home equity and second mortgage loans. Commercial loans and mortgage loans secured by other properties are evaluated individually for impairment. When credit analysis of borrower operating results and financial condition indicates that underlying cash flows of the borrower's business are not adequate to meet its debt service requirements, including the Banks' loans to the borrower, the loan is evaluated for impairment. Often this is associated with a delay or shortfall of payments of thirty days or more. Loans are generally moved to nonaccrual status when ninety days or more past due or in bankruptcy. These loans are often also considered impaired. Impaired loans, or portions thereof, are charged off when deemed uncollectible. This typically occurs when the loan is 120 or more days past due unless the loan is both well-secured and in the process of collection.

 PREMISES AND EQUIPMENT
 Premises and equipment are stated at cost, less accumulated depreciation. The provisions for depreciation are computed principally by the straight line method, based on useful lives of ten to forty years for premises and three to eight years for equipment.

 OTHER REAL ESTATE OWNED
 Other real estate consists of properties acquired through foreclosure or acceptance of a deed in lieu of foreclosure and property acquired for possible future expansion. Real estate properties acquired through, or in lieu of, loan foreclosure are to be sold and are initially recorded at fair value, less estimated selling costs, at the date of foreclosure establishing a new cost basis. After foreclosure, valuations are periodically performed and the real estate is carried at the lower of cost basis or fair value, less estimated selling costs. The historical average holding period for such properties is less than eighteen months. As of December 31, 2002 and 2001, other real estate owned totaled $467,000 and $179,000 and is included in other assets on the consolidated balance sheets.

 GOODWILL
 Goodwill is annually tested for impairment. If the implied fair value of goodwill is lower that its carrying amount, a goodwill impairment is indicated and goodwill is written down to its implied fair value. Subsequent increases in goodwill value are not recognized in the financial statements.

 SERVICING RIGHTS
 Servicing rights are recognized as assets for the allocated value of retained servicing on loans sold. Servicing rights are expensed in proportion to, and over the period of, estimated net servicing revenues. Impairment is evaluated based on the fair value of the rights, using groupings of the underlying loans as to interest rates, remaining loan terms and prepayment characteristics. Any impairment of a grouping is reported as a valuation allowance.


                                   Page A-25

 LONG-TERM ASSETS
 These assets are reviewed for impairment when events indicate their carrying amount may not be recoverable from future undiscounted cash flows. If impaired, the assets are written down to discounted amounts.

 INCOME TAX
 The Company records income tax expense based on the amount of taxes due on its tax return plus deferred taxes computed based on the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities, using enacted tax rates, adjusted for allowances made for uncertainty regarding the realization of deferred tax assets.

 EARNINGS PER SHARE
 Amounts reported as earnings per share are based upon the weighted average number of shares outstanding plus the weighted average number of contingently issuable shares associated with the Directors' and Senior Management Group's deferred stock plans. In 2002, 2001 and 2000, the Company paid five percent stock dividends. Earnings per share, dividends per share and weighted average shares have been restated to reflect the stock dividends.

 STOCK BASED COMPENSATION
 At December 31, 2002, the Company has a stock-based employee compensation plan, which is described more fully in Note 16. The Company accounts for this plan under the recognition and measurement principles of APB Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations. No stock-based employee compensation cost is reflected in net income, as all options granted under the plan had an exercise price equal to the market value of the underlying common stock on the grant date. The following table illustrates the effect on net income and earnings per share if the company had applied the fair value provisions of FASB Statement No. 123, "Accounting for Stock-Based Compensation," to stock-based employee compensation.

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars, except per share data                                           2002          2001           2000
==============================================================================================================================
      Net income, as reported                                                          $ 7,135        $ 5,006         $ 5,626
         Less: Total stock-based employee compensation cost determined
                    under the fair value based method, net of taxes                        (96)           (76)            (31)
------------------------------------------------------------------------------------------------------------------------------
      Pro forma net income                                                             $ 7,039        $ 4,930         $ 5,595

      Earning per share:
                    Basic        As reported                                           $  3.36        $  2.36         $  2.66
                    Basic        Pro forma                                                3.31           2.33            2.65
                    Diluted      As reported                                              3.35           2.36            2.66
                    Diluted      Pro forma                                                3.30           2.32            2.65
==============================================================================================================================

 For purposes of the pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. Based on the use of estimates and the subjective nature of the assumptions used, the information presented above may not be representative of the pro forma impact in future years.

 STATEMENTS OF CASH FLOWS
 For purposes of this Statement, cash and cash equivalents include cash on hand, demand balances with banks, and federal funds sold. Federal funds are generally sold for one day periods. The Company reports net cash flows for client loan and deposit transactions, deposits made with other financial institutions, and short term borrowings with an original maturity of ninety days or less.



                                   Page A-26

 COMPREHENSIVE INCOME
 Comprehensive income consists of net income and other comprehensive income
 (loss). Other comprehensive income (loss) includes net unrealized gains and losses on securities available for sale, net of tax, which are also recognized as separate components of shareholders' equity.

 INDUSTRY SEGMENT
 The Company and its Subsidiaries are primarily organized to operate in the banking industry. Substantially all revenues and services are derived from banking products and services in southeastern Michigan. While the Company's chief decision makers monitor various products and services, operations are managed and financial performance is evaluated on a Company-wide basis. Accordingly, all of the Company's banking operations are considered by Management to be aggregated in one business segment.

 NOTE 2 - RESTRICTIONS ON CASH AND DEMAND BALANCES IN OTHER BANKS
 The Banks are subject to average reserve and clearing balance requirements in the form of cash on hand or balances due from the Federal Reserve Bank. These reserve balances vary depending on the level of client deposits in the Banks. The amounts of reserve and clearing balances required at December 31, 2002 and 2001 totaled approximately $292,000 and $25,000.

 NOTE 3 - SECURITIES
 The fair value of securities as of December 31, 2002 and 2001 are as follows, in thousands of dollars:

------------------------------------------------------------------------------------------------------------------------------
 SECURITIES AVAILABLE FOR SALE                                                     Fair Value       Gains          Losses
==============================================================================================================================
 2002
------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury and agency securities                                                  $ 29,821        $   305          $    -
 Mortgage backed agency securities                                                      13,592            454               -
 Obligations of states and political subdivisions                                       38,043            983             (22)
 Corporate, asset backed and other securities                                           15,924            222               -
------------------------------------------------------------------------------------------------------------------------------
 Total                                                                                $ 97,380        $ 1,964          $  (22)
==============================================================================================================================

 2001
------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury and agency securities                                                  $ 16,698        $   194          $    -
 Mortgage backed agency securities                                                      17,085            252              (9)
 Obligations of states and political subdivisions                                       41,575            657            (131)
 Corporate, asset backed and other securities                                           14,885            181               -
------------------------------------------------------------------------------------------------------------------------------
 Total                                                                                $ 90,243        $ 1,284          $ (140)
==============================================================================================================================



 Sales activities for securities for the years indicated are shown in the following table. All sales were of securities identified as available for sale.

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                   2002           2001           2000
==============================================================================================================================
 Sales proceeds                                                                            $ -          $ 342             $ -
 Gross gains on sales                                                                        -              -               -
 Gross gains on calls                                                                       15              2               5
 Gross losses on calls                                                                       -              -              (1)

 The fair value of securities available for sale by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities are included in periods based on their estimated lives.


                                   Page A-27

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                                           Fair Value
==============================================================================================================================
 As of December 31, 2002
------------------------------------------------------------------------------------------------------------------------------
 Due in one year or less                                                                                             $ 32,994
 Due after one year through five years                                                                                 46,232
 Due after five years through ten years                                                                                 8,527
 Due after ten years                                                                                                    7,257
 Equity securities                                                                                                      2,370
------------------------------------------------------------------------------------------------------------------------------
 Total securities                                                                                                    $ 97,380
==============================================================================================================================

 Securities carried at $8,925,000 and $8,995,000 as of December 31, 2002 and 2001 were pledged to secure deposits of public funds, funds borrowed, repurchase agreements, and for other purposes as required by law.

 NOTE 4 - LOANS
 The table below shows total loans outstanding, including loans held for sale, at December 31. All loans are domestic and contain no concentrations by industry or client.


------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                                 2002           2001
==============================================================================================================================
 Personal                                                                                            $ 71,010        $ 62,792
 Business, including commercial mortgages                                                             212,611         163,329
 Tax exempt                                                                                             1,417           1,878
 Residential mortgage                                                                                 103,112         110,867
 Residential mortgages held for sale                                                                    7,873           6,686
 Construction                                                                                          34,503          33,172
------------------------------------------------------------------------------------------------------------------------------
 Total loans                                                                                        $ 430,526       $ 378,724
==============================================================================================================================

 At December 31, 2002 and 2001, accruing loans delinquent 90 days or more totaled $748,000 and $1,104,000. Non-accruing loans at December 31, 2002 and 2001 were $1,583,000 and $1,084,000.

 NOTE 5 - ALLOWANCE FOR LOAN LOSSES
 An analysis of the allowance for loan losses for the years ended December 31 follows:

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                  2002          2001            2000
==============================================================================================================================
 Balance, January 1                                                                    $ 4,571        $ 4,032         $ 3,300
 Loans charged off                                                                        (822)          (361)           (485)
 Recoveries credited to allowance                                                          121            178             188
 Adjustment for credit cards sold                                                            -              -            (100)
 Provision charged to operations                                                         1,105            722           1,129
------------------------------------------------------------------------------------------------------------------------------
 Balance, December 31                                                                  $ 4,975        $ 4,571         $ 4,032
==============================================================================================================================

 Information regarding impaired loans for the years ended December 31 follows:

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                  2002          2001           2000
==============================================================================================================================
 Average investment in impaired loans                                                  $ 1,996        $ 1,230         $ 1,351
 Interest income recognized on impaired loans                                               14             12              36
 Interest income recognized on a cash basis                                                 14             12              36

 Balance of impaired loans at December 31                                              $ 1,896        $ 1,228
      Portion for which no allowance for loan losses is allocated                          817            991
      Portion for which an allowance for loan losses is allocated                        1,079            237
      Portion of allowance for loan losses allocated to impaired loans                     136             38
==============================================================================================================================


                                   Page A-28

 NOTE 6 - LOAN SERVICING
 Mortgage loans serviced for others are not included in the accompanying consolidated financial statements. The unpaid principal balances of mortgage loans serviced for others was $193,763,000 and $167,348,000 at December 31, 2002 and 2001. The balance of loans serviced for others related to servicing rights that have been capitalized was $185,702,000 and $152,237,000 at December 31, 2002 and 2001.

 No valuation allowance was considered necessary at December 31, 2002 and 2001. Unamortized cost of mortgage servicing rights for the years ended December 31 follows:

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                  2002           2001            2000
==============================================================================================================================
 Balance, January 1                                                                    $ 1,100          $ 780           $ 728
 Amount capitalized                                                                        903            720             140
 Amount amortized                                                                         (651)          (400)            (88)
------------------------------------------------------------------------------------------------------------------------------
 Balance, December 31                                                                  $ 1,352        $ 1,100           $ 780
==============================================================================================================================

 NOTE 7 - PREMISES AND EQUIPMENT
 Depreciation expense was approximately $1,981,000 in 2002, $1,815,000 in 2001 and $1,452,000 in 2000. Premises and equipment as of December 31 consisted of the following:

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                                 2002           2001
==============================================================================================================================
 Land                                                                                                 $ 1,582         $ 1,581
 Buildings and improvements                                                                            13,075          12,831
 Furniture and equipment                                                                                9,928           9,665
 Computer software                                                                                      2,520           2,286
------------------------------------------------------------------------------------------------------------------------------
 Total cost                                                                                            27,105          26,363
 Less accumulated depreciation                                                                        (12,982)        (11,052)
------------------------------------------------------------------------------------------------------------------------------
 Premises and equipment, net                                                                         $ 14,123        $ 15,311
==============================================================================================================================

 On August 31, 2001, United Bank & Trust - Washtenaw entered into a ten-year lease agreement for its future main office premises. The lease begins in 2003 with average annual payments of approximately $566,000.

 NOTE 8 - GOODWILL
 During 2002, the Company changed its methods of accounting and financial reporting for goodwill and other intangible assets by adopting the provisions of Statement of Financial Accounting Standards No. 142 and Statement of Financial Accounting Standards No. 147. Had the new methods been applied retroactively, the previously reported 2001 and 2000 net income would have increased by $220,000 each year.

 The changes in the carrying amount of goodwill for the years ended December 31 were:

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                                2002           2001
==============================================================================================================================
 Balance, January 1                                                                                   $ 3,469         $ 3,802
 Goodwill acquired during the year                                                                          -               -
 Impairment losses                                                                                          -               -
 Goodwill amortized during the year                                                                         -            (333)
------------------------------------------------------------------------------------------------------------------------------
 Balance, December 31                                                                                 $ 3,469         $ 3,469
==============================================================================================================================



                                   Page A-29

 NOTE 9 - DEPOSITS
 Information relating to maturities of time deposits as of December 31 is summarized below:

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                               2002           2001
==============================================================================================================================
 Within one year                                                                                     $ 52,590        $ 78,342
 Between one and two years                                                                             19,599          24,950
 Between two and three years                                                                           19,604          11,465
 Between three and four years                                                                          15,755           5,556
 Between four and five years                                                                            8,661           4,208
 More than five years                                                                                       5              10
------------------------------------------------------------------------------------------------------------------------------
 Total time deposits                                                                                $ 116,214       $ 124,531
==============================================================================================================================


 Interest bearing time deposits in denominations of $100,000 or more were $28,439,000 and $29,462,000 at December 31, 2002 and 2001.

 NOTE 10 - SHORT TERM BORROWINGS
 The Company has several credit facilities in place for short term borrowing which are used on occasion as a source of liquidity. These facilities consist of borrowing authority totaling $32.7 million from correspondent banks to purchase federal funds on a daily basis. There was no outstanding balance at December 31, 2002 and 2001.

 The Banks may also enter into sales of securities under agreements to repurchase (repurchase agreements). These agreements generally mature within one to 120 days from the transaction date. U.S. Treasury, agency and other securities involved with the agreements are recorded as assets and are generally held in safekeeping by correspondent banks. Repurchase agreements are offered principally to certain clients as an investment alternative to deposit products. The maximum amount of outstanding agreements at any month end during 2002 and 2001 totaled $1,020,000 and $1,019,000 and the daily average of such agreements totaled $510,000 and $650,000. The balance outstanding at December 31, 2002 and 2001 was $75,000 and $1,019,000.

 NOTE 11 - OTHER BORROWINGS
 The Banks carried fixed rate, noncallable advances from the Federal Home Loan Bank of Indianapolis totaling $41.9 million and $12.0 million at December 31, 2002 and 2001. As of December 31, 2002, the rates on the advances ranged from 2.91% to 7.09% with a weighted average rate of 5.18%. These advances are primarily collateralized by residential mortgage loans and guaranteed portions of SBA loans under a blanket security agreement. The unpaid principal balance of the loans pledged as collateral must equal at least 145% of the funds advanced. Interest payments are made monthly, with principal due annually and at maturity.

 Maturities and scheduled principal payments over the next five years as of December 31 are shown below.

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                                2002           2001
==============================================================================================================================
 Within one year                                                                                      $ 7,492         $ 2,342
 Between one and two years                                                                                529           7,368
 Between two and three years                                                                            1,568             396
 Between three and four years                                                                           8,011             425
 Between four and five years                                                                           20,339             457
 More than five years                                                                                   3,928           1,021
------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                          $ 41,867        $ 12,009
==============================================================================================================================



                                   Page A-30

 NOTE 12 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK
 The Banks are party to financial instruments with off-balance-sheet risk in the normal course of business to meet financing needs of their clients. These financial instruments include commitments to make loans, unused lines of credit, and letters of credit. The Banks' exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Banks follow the same credit policy to make such commitments as is followed for loans and investments recorded in the consolidated financial statements. The Banks' commitments to extend credit are agreements at predetermined terms, as long as the client continues to meet specified criteria, with fixed expiration dates or termination clauses.

 The following table shows the commitments to make loans and the unused lines of credit available to clients at December 31:

------------------------------------------------------------------------------------------------------------------------------
                                                                               2002                        2001
------------------------------------------------------------------------------------------------------------------------------
                                                                         Variable       Fixed        Variable         Fixed
 In thousands of dollars                                                   Rate          Rate          Rate            Rate
==============================================================================================================================
 Commitments to make loans                                               $ 4,885      $ 15,606        $ 3,734        $ 23,458
 Unused lines of credit                                                   67,869         6,761         50,428           4,110
 Standby letters of credit                                                 1,543             -          1,122               -
==============================================================================================================================

 Commitments to make loans generally expire within thirty to ninety days, while unused lines of credit expire at the maturity date of the individual loans. At December 31, 2002, the rates for amounts in the fixed rate category ranged from 5.00% to 7.50%.

 In December 2001, United Bank & Trust entered into a limited partnership agreement to purchase tax credits awarded from the construction, ownership and management of an affordable housing project and a residual interest in the real estate. As of December 31, 2002 and 2001, the total recorded investment including the obligation to make additional future investments amounted to $2,406,000 and was included in other assets. As of December 31, 2002 and 2001 United Bank & Trust's obligation to the limited partnership amounted to $2,106,000 which was reported in other liabilities. While United Bank & Trust is a 99% partner, the investment is accounted for on the equity method, as United Bank & Trust is a limited partner and has no control over the operation and management of the partnership or the affordable housing project.

 NOTE 13 - FEDERAL INCOME TAX
 Income tax expense consists of the following for the years ended December 31:

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                  2002          2001           2000
==============================================================================================================================
 Current                                                                               $ 3,096        $ 2,229         $ 2,500
 Deferred                                                                                 (162)          (372)           (306)
------------------------------------------------------------------------------------------------------------------------------
 Total income tax expense                                                              $ 2,934        $ 1,857         $ 2,194
==============================================================================================================================

 The components of deferred tax assets and liabilities at December 31, are as follows:

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                                 2002           2001
==============================================================================================================================
 Deferred tax assets:
 Allowance for loan losses                                                                            $ 1,445         $ 1,300
 Deferred compensation                                                                                    369             311
 Other                                                                                                    240             256
------------------------------------------------------------------------------------------------------------------------------
 Total deferred tax assets                                                                              2,054           1,867


                                   Page A-31

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                                 2002           2001
==============================================================================================================================
 Deferred tax liabilities:
 Property and equipment                                                                                  (429)           (540)
 Mortgage servicing rights                                                                               (460)           (374)
 Unrealized appreciation on securities available for sale                                                (660)           (389)
 Other                                                                                                   (254)           (204)
------------------------------------------------------------------------------------------------------------------------------
 Total deferred tax liabilities                                                                        (1,803)         (1,507)
------------------------------------------------------------------------------------------------------------------------------
 Net deferred tax asset                                                                                 $ 251           $ 360
==============================================================================================================================

 No valuation allowance was considered necessary at December 31, 2002 and 2001.

 A reconciliation between total federal income tax and the amount computed through the use of the federal statutory tax rate for the years ended is as follows:

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                  2002           2001           2000
==============================================================================================================================
 Income taxes at statutory rate of 34%                                                 $ 3,424        $ 2,333         $ 2,659
 Effect of non-taxable income, net of nondeductible interest expense                      (499)          (514)           (497)
 Other                                                                                       9             38              32
------------------------------------------------------------------------------------------------------------------------------
 Total federal income tax                                                              $ 2,934        $ 1,857         $ 2,194
==============================================================================================================================

 NOTE 14 - RELATED PARTY TRANSACTIONS
 Certain directors and executive officers of the Company and the Banks, including their immediate families and companies in which they are principal owners, are clients of the Banks. Loans to these parties did not, in the opinion of Management, involve more than normal credit risk or present other unfavorable features. The aggregate amount of these loans at December 31, 2001 was $37,211,000. During 2002, new and newly reportable loans to such related parties amounted to $7,558,000 and repayments amounted to $13,269,000, resulting in a balance at December 31, 2002 of $31,500,000. Related party deposits totaled $7,200,000 and $9,009,000 at December 31, 2002 and 2001.

 NOTE 15 - RESTRICTIONS ON SUBSIDIARY DIVIDENDS, LOANS OR ADVANCES
 Banking laws and regulations restrict the amount the Banks can transfer to the Company in the form of cash dividends and loans. At December 31, 2002, $14.9 million of retained earnings of the Banks were available for distribution to the Company as dividends without prior regulatory approval. It is not the intent of Management to pay dividends in amounts which would reduce the capital of the Banks to a level below that which is considered prudent by Management and in accordance with the guidelines of regulatory authorities.

 NOTE 16 - EMPLOYEE BENEFIT PLANS
 EMPLOYEE SAVINGS PLAN
 The Company maintains a 401(k) employee savings plan ("plan") which is available to substantially all employees. Individual employees may make contributions to the plan up to 15% of their compensation for 2002, 2001 and 2000. The Banks offers discretionary matching of funds for a percentage of the employee contribution, plus an amount based on Bank earnings. The expense for the plan for 2002, 2001 and 2000 was $966,000, $626,000 and $541,000.

 The plan offers employees the option of purchasing Company stock with the match portion of their 401(k) contribution. On that basis 3,136 shares in 2002, 2,566 shares in 2001 and 2,226 shares in 2000 of United Bancorp, Inc. common stock were issued to the 401(k) plan for the benefit of plan participants who so elected Company stock for their match.



                                   Page A-32

 DIRECTOR RETAINER STOCK PLAN
 The Company maintains a deferred compensation plan designated as the Director Retainer Stock Plan. The plan provides eligible directors of the Company and the Banks with a means of deferring payment of retainers and certain fees payable to them for Board service. Under the Director Plan, any retainers or fees elected to be deferred under the plan by an eligible director ultimately will be payable in common stock at the time of payment.

 SENIOR MANAGEMENT BONUS DEFERRAL STOCK PLAN
 The Company maintains a deferred compensation plan designated as the Senior Management Bonus Deferral Stock Plan. The Management Plan has essentially the same purposes as the Director Plan discussed above and permits eligible employees of the Company and its affiliates to elect cash bonus deferrals and, after employment termination, to receive payouts in whole or in part in the form of common stock on terms substantially similar to those of the Director Plan.

 STOCK OPTIONS
 In 2000, Shareholders approved the Company's 1999 Stock Option Plan as proposed. The plan is a non- qualified stock option plan as defined under Internal Revenue Service regulations. Under the plan, directors and management of the Company and subsidiaries are given the right to purchase stock of the Company at a stipulated price, adjusted for stock dividends, over a specific period of time. The plan will continue in effect for five years, unless it is extended with the approval of the Shareholders.

 The stock subject to the options are shares of authorized and unissued common stock of the Company. As defined in the plan, options representing no more than 126,182 shares (adjusted for stock dividends declared) are to be made available to the plan. Options under this plan are granted to directors and certain key members of management at the then-current market price at the time the option is granted. The options have a three- year vesting period, and with certain exceptions, expire at the end of ten years, or three years after retirement. The following is summarized option activity for the plan, adjusted for stock dividends:


----------------------------------------------------------------------------------------------------------------------------------
                                                     2002                      2001                        2000
----------------------------------------------------------------------------------------------------------------------------------
                                                            Weighted                   Weighted                      Weighted
                                                             Average                   Average                       Average
                                               Options    Exercise Price  Options    Exercise Price   Options     Exercise Price
==================================================================================================================================
 Balance, January 1                             64,623      $ 43.42       37,019       $ 41.64              -         $     -
 Options granted                                18,485        49.10       28,392         45.75         37,019           41.64
 Options exercised                              (2,893)       41.95         (114)        41.46              -               -
 Options forfeited                                (394)       41.46         (674)        44.01              -               -
----------------------------------------------------------------------------------------------------------------------------------
 Balance, December 31                           79,821      $ 44.80       64,623       $ 43.42         37,019         $ 41.64
==================================================================================================================================

 Options exercisable at year-end                30,534      $ 42.85       12,102       $ 41.64              -         $    -

 Weighted average fair value of options
      granted during the year                               $  4.66                    $  4.69                        $  6.02
==================================================================================================================================

 For stock options outstanding at December 31, 2002, the range of average exercise prices was $41.46 to $54.00, and the weighted average remaining contractual term was 8.0 years.

 The fair value of each option grant is estimated on the date of the grant using the Black-Scholes option pricing model with the following weighted-average assumptions:



                                   Page A-33

------------------------------------------------------------------------------------------------------------------------------
                                                                                         2002           2001            2000
==============================================================================================================================
 Dividend yield                                                                          2.68%          3.10%           3.20%
 Expected life                                                                         5 years        5 years         5 years
 Expected volatility                                                                     7.74%          8.71%           7.92%
 Risk-free interest rate                                                                 4.22%          4.74%           6.65%
==============================================================================================================================

 NOTE 17 - FAIR VALUE OF FINANCIAL INSTRUMENTS
 The carrying amounts and estimated fair value of principal financial assets and liabilities were as follows:

 As of December 31,                                                2002                                      2001
                                                       ---------------------------             ---------------------------
                                                           Carrying                                 Carrying
 In thousands of dollars                                     Value     Fair Value                     Value        Fair Value
==============================================================================================================================
 Financial Assets
      Cash and cash equivalents                            $ 24,419     $ 24,419                     $ 26,780        $ 26,780
      Securities available for sale                          97,380       97,380                       90,243          90,243
      Net loans                                             425,551      433,167                      374,153         380,158
      Accrued interest receivable                             2,827        2,827                        2,969           2,969

 Financial Liabilities
      Total deposits                                      $(471,550)   $(476,342)                  $ (451,298)     $ (455,422)
      Short term borrowings                                     (75)         (75)                      (1,019)         (1,019)
      Other borrowings                                      (41,867)     (44,346)                     (12,009)        (12,528)
      Accrued interest payable                                 (729)        (729)                        (909)           (909)
==============================================================================================================================

 Estimated fair values require subjective judgments and are approximate. The above estimates of fair value are not necessarily representative of amounts that could be realized in actual market transactions, nor of the underlying value of the Company. Changes in the following methodologies and assumptions could significantly affect the estimated fair value:

     Cash and cash equivalents, accrued interest receivable and accrued interest payable - Due to the short periods to maturity, the carrying amounts are reasonable estimates of the fair values of these instruments at the respective balance sheet dates.

     Securities available for sale - Fair values for securities available for sale are based on quoted market prices, if available. If quoted values are not available, the estimated fair value is determined by using quoted market prices for similar securities.

     Net loans - The carrying amount is a reasonable estimate of fair value for personal loans for which rates adjust quarterly or more frequently, and for business and tax exempt loans which are prime related and for which rates adjust immediately or quarterly. The fair value for residential mortgage loans which are held for sale on the secondary market is the price offered by the secondary market purchaser. The fair value of all other loans is estimated by discounting future cash flows using current rates for loans with similar characteristics and maturities. The allowance for loan losses is considered to be a reasonable estimate of discount for credit quality concerns.

     Total deposits - With the exception of certificates of deposit, the carrying value is deemed to be the fair value due to the demand nature of the deposits. The fair value of fixed maturity certificates of deposit is estimated by discounting future cash flows using the current rates paid on certificates of deposit with similar maturities.

     Short term borrowings - Carrying value is a reasonable approximation of fair value.


                                   Page A-34

     Other borrowings - The fair value is estimated by discounting future cash flows using current rates on advances with similar maturities.

     Off-balance-sheet financial instruments - Commitments to extend credit, standby letters of credit, and undisbursed loans are deemed to have no material fair value as such commitments are generally fulfilled at current market rates.

 NOTE 18 - REGULATORY CAPITAL REQUIREMENTS
 The Company and Banks are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and discretionary actions by regulators that, if undertaken, could have a direct material effect on the financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and the Banks must meet specific capital guidelines that involve quantitative measures of assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. Capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors. Quantitative measures established by regulation to ensure capital adequacy require the Company and Banks to maintain minimum ratios of Total and Tier I capital to risk-weighted assets, and of Tier I capital to average assets.

 The Company and the Banks were categorized as well-capitalized at year end 2001 and 2000 by their regulators. The following table shows the Company's and the Banks' capital ratios and the Company's amounts compared to regulatory requirements at year end, and the amounts by which the Company's capital, on a consolidated basis, exceeds regulatory requirements. Dollars are shown in thousands of dollars where appropriate.

                                                                                           Tier I Capital to:
                                                                                  -------------------------------  Total Capital to
                                                                                       Average     Risk Weighted    Risk Weighted
                                                                                        Assets         Assets           Assets
                                                                                    -------------   -------------   -------------
Regulatory Minimum for Capital Adequacy (1)                                               4.0%           4.0%            8.0%
Regulatory Minimum to be Well Capitalized (2)                                             5.0%           6.0%           10.0%

 As of December 31, 2002
     United Bancorp, Inc. (consolidated)                                                  8.8%          11.6%           12.8%
     United Bank & Trust                                                                  7.9%          11.3%           12.5%
     United Bank & Trust - Washtenaw                                                     12.0%          12.4%           13.4%

     United Bancorp, Inc. consolidated equity                                         $ 48,533       $ 48,533        $ 53,508
     Regulatory requirement  for minimum capital adequacy (1)                           22,229         16,676          33,351
                                                                                    ----------      ---------       ---------
         Capital in excess of regulatory minimums                                     $ 26,304       $ 31,857        $ 20,157

 As of December 31, 2001
     United Bancorp, Inc. (consolidated)                                                  9.0%          11.9%           13.1%
     United Bank & Trust                                                                  7.5%          10.6%           11.9%
     United Bank & Trust - Washtenaw                                                     30.4%          27.8%           28.8%

     United Bancorp, Inc. consolidated equity                                         $ 43,938       $ 43,938        $ 48,475
     Regulatory requirement  for minimum capital adequacy (1)                           19,623         14,767          29,533
                                                                                    ----------      ---------       ---------
         Capital in excess of regulatory minimums                                     $ 24,315       $ 29,171        $ 18,942


 (1) Represents minimum required to be considered adequately capitalized under Federal regulatory requirements.
 (2) Represents minimum required to be considered well-capitalized under Federal regulatory prompt corrective action provisions.



                                   Page A-35

 NOTE 19 - EARNINGS PER SHARE
 A reconciliation of basic and diluted earnings per share follows:

------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars, except per share data                                        2002          2001           2000
==============================================================================================================================
 Net income                                                                         $    7,135     $    5,006      $    5,626

 Basic earnings per share:
      Weighted average common shares outstanding                                     2,110,827      2,107,285       2,105,417
      Weighted average contingently issuable shares                                     15,300         11,978           9,042
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,126,127      2,119,263       2,114,458
         Basic earnings per share                                                   $     3.36     $     2.36      $     2.66

 Diluted earnings per share:
      Weighted average common shares outstanding
        from basic earnings per share                                                2,126,127      2,119,263       2,114,458
      Dilutive effect of stock options                                                   5,904          3,830             227
------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,132,031      2,123,094       2,114,685
         Diluted earnings per share                                                 $     3.35     $     2.36      $     2.66
==============================================================================================================================

 Stock options for 1,000, 1,000 and 1,575 shares of common stock were not considered in computing diluted earnings per share for 2002, 2001 and 2000 because they were not dilutive.

 NOTE 20 - OTHER COMPREHENSIVE INCOME
 Other comprehensive income components and related taxes were as follows:


------------------------------------------------------------------------------------------------------------------------------
 In thousands of dollars                                                                 2002           2001           2000
==============================================================================================================================
 Unrealized gains and on securities available for sale                                   $ 812          $ 720         $ 1,186
 Reclassification for realized amount included in income                                   (15)            (2)             (4)
------------------------------------------------------------------------------------------------------------------------------
      Other comprehensive income, before tax effect                                        797            718           1,182
 Tax expense                                                                               271            244             402
------------------------------------------------------------------------------------------------------------------------------
      Other comprehensive income                                                         $ 526          $ 474         $   780
==============================================================================================================================

 NOTE 21 - PARENT COMPANY ONLY FINANCIAL INFORMATION
 The condensed financial information for United Bancorp, Inc. is summarized below.

------------------------------------------------------------------------------------------------------------------------------
 CONDENSED BALANCE SHEETS                                                                                   December 31,
                                                                                                 --------------------------
 In thousands of dollars                                                                                 2002           2001
==============================================================================================================================
 ASSETS
 Cash and cash equivalents                                                                           $    109        $    152
 Investment in subsidiaries                                                                            53,000          47,805
 Other assets                                                                                           1,221           1,063
------------------------------------------------------------------------------------------------------------------------------
 TOTAL ASSETS                                                                                        $ 54,330        $ 49,020
==============================================================================================================================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities                                                                                            $ 950           $ 843
 Shareholders' equity                                                                                  53,380          48,177
------------------------------------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                          $ 54,330        $ 49,020
==============================================================================================================================



                                   Page A-36

------------------------------------------------------------------------------------------------------------------------------
 CONDENSED STATEMENTS OF INCOME                                                           For the years ended December 31,
                                                                                     -----------------------------------------
 In thousands of dollars                                                                 2002           2001           2000
==============================================================================================================================
 INCOME
 Dividends from subsidiaries                                                           $ 2,549       $ 10,578         $ 2,590
 Other income                                                                                2              1               1
------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME                                                                            2,551         10,579           2,591

 TOTAL NONINTEREST EXPENSE                                                                 123            330             196
------------------------------------------------------------------------------------------------------------------------------
 Income before undistributed net income of subsidiaries and income taxes                 2,428         10,249           2,395
 Income tax benefit                                                                        (41)          (112)            (66)
------------------------------------------------------------------------------------------------------------------------------
 Net income before undistributed net income of subsidiaries                              2,469         10,361           2,461
 Equity in undistributed (excess distributed) net income of subsidiaries                 4,666         (5,355)          3,165
------------------------------------------------------------------------------------------------------------------------------
 NET INCOME                                                                              7,135          5,006           5,626
 Net change in unrealized gains on securities available for sale                           526            474             780
------------------------------------------------------------------------------------------------------------------------------
 Other comprehensive income                                                                526            474             780
------------------------------------------------------------------------------------------------------------------------------
 COMPREHENSIVE INCOME                                                                  $ 7,661       $  5,480         $ 6,406
==============================================================================================================================



------------------------------------------------------------------------------------------------------------------------------
 CONDENSED STATEMENTS OF CASH FLOWS                                                        For the years ended December 31,
                                                                                      ---------------------------------------
 In thousands of dollars                                                                 2002           2001           2000
==============================================================================================================================
 CASH FLOWS FROM OPERATING ACTIVITIES
 Net Income                                                                            $ 7,135        $ 5,006         $ 5,626
 ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
      FROM OPERATING ACTIVITIES
 (Undistributed) excess distributed net income of subsidiaries                          (4,666)         5,355          (3,165)
 Change in other assets                                                                    (53)            31            (268)
 Change in other liabilities                                                                 -              -               1
------------------------------------------------------------------------------------------------------------------------------
 Total adjustments                                                                      (4,719)         5,386          (3,432)
------------------------------------------------------------------------------------------------------------------------------
 Net cash from operating activities                                                      2,416         10,392           2,194
------------------------------------------------------------------------------------------------------------------------------

 CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of securities available for sale                                                (108)           (16)              -
 Investments in subsidiaries                                                                 -         (8,000)              -
------------------------------------------------------------------------------------------------------------------------------
 Net cash from investing activities                                                       (108)        (8,016)              -
------------------------------------------------------------------------------------------------------------------------------

 CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from common stock transactions                                                   363            263             178
 Dividends paid                                                                         (2,714)        (2,580)         (2,419)
------------------------------------------------------------------------------------------------------------------------------
 Net cash from financing activities                                                     (2,351)        (2,317)         (2,241)
------------------------------------------------------------------------------------------------------------------------------

 NET CHANGE IN CASH AND CASH EQUIVALENTS                                                   (43)            59             (47)
 Cash and cash equivalents at beginning of year                                            152             93             140
------------------------------------------------------------------------------------------------------------------------------
 CASH AND CASH EQUIVALENTS AT END OF YEAR                                              $   109       $    152         $    93
==============================================================================================================================



                                   Page A-37

 NOTE 22 - QUARTERLY FINANCIAL DATA (UNAUDITED)
 Quarterly financial information is summarized below.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Earnings Per Share
                                                         Interest   Net Interest      Net      -------------------------------
 In thousands of dollars, except per share data           Income       Income        Income        Basic          Diluted
==============================================================================================================================
 2002
      First Quarter                                         $ 8,115      $ 5,443       $ 1,623         $ 0.77          $ 0.76
      Second Quarter                                          8,407        5,699         1,706           0.80            0.80
      Third Quarter                                           8,606        5,866         1,823           0.86            0.86
      Fourth Quarter                                          8,407        5,811         1,983           0.93            0.93
------------------------------------------------------------------------------------------------------------------------------
      Full Year                                            $ 33,535     $ 22,819       $ 7,135         $ 3.36          $ 3.35

 2001
      First Quarter                                        $  8,717     $  4,379       $ 1,238         $ 0.58          $ 0.58
      Second Quarter                                          8,685        4,697         1,181           0.56            0.56
      Third Quarter                                           8,607        5,004         1,184           0.56            0.56
      Fourth Quarter                                          8,391        5,401         1,403           0.66            0.66
------------------------------------------------------------------------------------------------------------------------------
      Full Year                                            $ 34,400     $ 19,481       $ 5,006         $ 2.36          $ 2.36
==============================================================================================================================

                                   EXHIBIT B
                              UNITED BANCORP, INC.
                                  AUDIT POLICY
                            REVISED DECEMBER 11, 2002


Internal auditing is that management function which independently evaluates the adequacy, effectiveness and efficiency of the systems of control within an organization, the risks inherent in the systems, and the quality of ongoing operations.

A system of internal control, when properly implemented and maintained, is designed to:

     1. Provide reasonable assurance that assets are safeguarded, information is timely and reliable, and errors and irregularities are discovered and corrected promptly.

     2.  Promote operational efficiency.

     3. Encourage compliance with managerial policies, laws, regulations, and sound fiduciary principles.

To achieve this end, the Board of Directors allocates sufficient resources to the audit function and adopts the following Audit Policy:

I. Audit & Compliance Committee

     A.  Overview

         On an annual basis, the Board of Directors shall appoint an Audit & Compliance Committee (Committee), which shall monitor and supervise the internal and external audit activities. The primary function of the Committee is to assist the board in fulfilling its oversight responsibilities by reviewing: the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the board of directors have established, and all audit processes.

         The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, and oversight of the work of the external audit firm and the external audit firm shall report directly to the Committee. The Committee will review and approve any non-audit services that may be performed by the external audit firm.

         The Committee, at its discretion, shall have the authority to engage independent counsel or other advisor services and shall determine and approve the funding for these services.

         In compliance with section 301 of the Sarbanes-Oxley Act of 2002, the Committee has established procedures for the receipt, review, and retention of complaints regarding accounting, internal controls and auditing areas of the company. These procedures provide specific direction for an employee to follow to access the Committee anonymously.

     B.  Committee Structure

         The Committee will be made up of at least three independent Board members, none of which is an officer/director of the company. At least one member of the Committee must qualify as a "financial expert", described in the Sarbanes-Oxley Act of 2002, as someone who, through education and experience as a public accountant or auditor or principal financial officer of a publicly traded company, has an understanding of generally accepted accounting principles and financial statements and experience in the preparation or auditing of financial statements of generally comparable issuers and the application of such principles in connection with accounting estimates, accruals, and reserves. Also, he/she must have experience with internal accounting controls and an understanding of Audit Committee functions.

United Bancorp, Inc. Audit Policy                                         Page 2

     C.  Responsibilities of the Audit & Compliance Committee

         1.   Bi-Monthly, at scheduled meetings:

              a. Review areas of concern and problem areas as reported by the Internal or External Auditors.

              b.  Review the Internal Audit plan.

              c. Review audit reports prepared by the Internal Auditor and those provided by for the Outsourced Internal Audit areas on the results of each audit performed.

              d. Review any other reports or special studies prepared by the Internal or External Auditors.

              e. Review any disputes regarding the adequacy of management's response to audit findings for arbitration/resolution.

              f. Review and evaluate compliance review material in accordance with the procedures provided in the Compliance Review Committee Policy.

         2. Quarterly, if problems are discovered during the external auditor's quarterly SAS No. 61 review of the financial statements, the Audit & Compliance Committee shall review and discuss these issues through communication with the external auditors and management prior to the filing of the Form 10-Q. A report of this communication shall be included in the minutes of the next scheduled meeting of the Audit & Compliance Committee.

         3. Semiannually, at scheduled meetings, the Committee will review the risk-based analysis performed by the Internal Auditor.

         4.   Annual Responsibilities:

              a.  Review and update the Audit Policy.

              b. Appoint the CPA firm and set the compensation for the external audit of the consolidated financial statements of the corporation and the subsidiaries.

              c. Review and discuss with management and the external auditors, the annual financial statements and related footnotes and the external auditor's audit of and report on the financial statements. Recommend to the Board of Directors that the audited financial statements be included in the form 10-K.

              d. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities and how those responsibilities were fulfilled.

II. Internal Auditor

    The Audit & Compliance Committee shall designate an individual as Auditor who will be responsible for the internal audit function. This individual reports functionally to the Audit & Compliance Committee and administratively to the Vice President-Risk Management. This accountability precludes the Auditor from the normal operation of the bank that may conflict with the need for independence.

    The Internal Auditor will assume the following responsibilities:

    A.   Audit Program

         1. The Auditor shall serve as the liaison between the Company and the external firm that will be providing outsourced internal audit services.

         2. The Auditor shall provide assistance to the Company's external audit firm to facilitate their interim and annual audit activities.

United Bancorp, Inc. Audit Policy                                         Page 3

         3. Creation - The Auditor shall prepare formal audit programs that cover significant organizational activities. These programs shall include guidelines detailing the frequency, scope, and account confirmations of individual audits.

         4. The audit procedures shall provide sufficient and competent evidential matter to support conclusions regarding the adequacy, effectiveness, and efficiency of the systems of control and the quality of on-going operations. These procedures shall include testing of significant bank policies.

         5. Maintenance - The Auditor shall continually evaluate the effectiveness of the internal audit programs and implement changes to maintain adequate and effective coverage of audit areas.

         6. Risk Analysis - The audit programs shall be consistent with the procedures inherent in a risk based audit program, assigning relative importance to audit functions based on anticipated risk. The Risk Analysis will be used to quantify risk and exposure associated with each audit area to facilitate the determination of the audit frequency and development of the associated audit plan.

    B.   Secretary of Audit & Compliance Committee

         The Auditor, although not a member of the Audit & Compliance Committee shall attend meetings as requested by the Chairperson, shall serve as recording secretary, and shall prepare and distribute minutes of all official meetings of the Committee.

    C.   Reporting Requirements

         1.   Management Reporting

              a. The Auditor shall prepare a written report of the scope and results of each audit performed. The audit findings shall be conveyed in a timely manner to the managers responsible for corrective measures. The Bank shall require management to respond in a formal manner to adverse audit findings and to take appropriate corrective action.

              b. For audits with a grade of two (2) or higher, a follow-up meeting will be held to discuss the audit findings and management's response. This meeting is to clear any misunderstandings and also to set target dates for corrections.

              c. If there are significant audit findings between regular meetings, it is the Auditor's responsibility to inform senior management and, if necessary, arrange a special meeting to disclose the findings to the Audit & Compliance Committee.

         2.   Audit & Compliance Committee Reporting

              The Auditor shall also prepare written reports to the Committee according to the schedule below. Such reports shall be made available to the Audit & Compliance Committee for their review bi-monthly prior to Board of Director meetings or scheduled Committee meetings.

              a.  Bi-Monthly:

                  1) Audit Reports - The Auditor shall provide a report of each system and department audit, including management's responses.

                  2) Other Reports - The Auditor shall also submit any other reports and special studies requested by the Committee.

                  3) Board Reports - The Audit & Compliance Committee Chairperson shall summarize the Auditor's reports for presentation to the Board of Directors at its monthly meetings.

United Bancorp, Inc. Audit Policy                                         Page 4

             b.   Semiannually:

                  1) Risk Analysis - Semiannually, the Auditor will perform a risk-based analysis of the various audit areas of the bank and create the audit plan from the results of the analysis. Following review by senior management, the Auditor will present the analysis and plan to the Committee for review.

III. External Audit

     A.  Audit of Company and Subsidiaries

         The Audit & Compliance Committee shall engage the services of a qualified Certified Public Accounting firm to perform an external opinion audit of the Company on an annual basis. The Audit & Compliance Committee will ascertain that the external auditor views the Board of Directors as its client, that it will be available to the Board at least annually and that it shall provide the Committee with a timely analysis of significant financial reporting issues. The external audit firm must report to the Committee: all critical accounting policies/practices to be used; all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of these alternative treatments, and the methods preferred by the external auditor; any other material written communication between the external auditor and management, including management letters and schedules of unadjusted differences. The selection of the firm will be based upon the recommendation of the Audit & Compliance Committee and executive management.

     B.  Special Audits

         Based on the recommendations of Management and their own observations, the Committee may recommend to the Board the engagement of a CPA firm for special audits of the Bank.

         These audits may include, but are not limited to:

         1.  Trust & Investment Group

         2.  Information Systems

         3.  Employee Benefit Plan

         4.  Network Administration

     C.  Reports and Findings

         As directed by the Compliance Review Policy, the Audit & Compliance Committee shall review and evaluate all reports and findings from external audits and examinations and loan and quality control reviews.

                          [UNITED BANCORP, INC. LOGO]

--------------------------------------------------------------------------------
           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2003
--------------------------------------------------------------------------------

The undersigned hereby appoints David S. Hickman and Robert K. Chapman, and either of them, with full power of substitution, Proxies to attend the Annual Meeting of the Shareholders of United Bancorp, Inc. ("Company"), to be held at the Tecumseh Country Club, 5200 Milwaukee Road, Tecumseh, Michigan on Tuesday, April 15, 2003 at 4:30 p.m., local time, and any adjournment thereof, and to vote all shares of the common stock of the Company that the undersigned is entitled to vote upon each of the matters referred to in this Proxy and, at their discretion, upon such other matters as may properly come before this meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees.

The Board of Directors recommends a vote FOR all nominees.

-----------------------------------------------------------------------------------------------------
                                        PROPOSAL 1
-----------------------------------------------------------------------------------------------------
          To elect four directors constituting Class III of the Board of Directors, to serve for three years until the 2006 Annual Meeting of Shareholders:
-----------------------------------------------------------------------------------------------------
                                 Class III Director Nominees:
          JOSEPH D. BUTCKO                                          ROBERT K. CHAPMAN
          GEORGE C. CRESS                                            KATHRYN M. MOHR

                                   Please mark only one box

[ ]   FOR all nominees                                  [ ]  FOR, except vote withheld from the
                                                             following nominees:
[ ]   WITHHELD from all nominees
                                                        ----------------------------------------------

                                                        ----------------------------------------------

------------------------------------------------------------------------------------------------------


                                                         Witness my hand and seal this _______ day
                                                         of _____________, 2003.


                                                         ----------------------------------------------
                                                                          (Signature)


                                                         ----------------------------------------------
                                                                          (Signature)


--------------------------------------------------------------------------------
          Note: Please sign exactly as your name appears on this Proxy.
     If signing for estates, trusts, corporations or partnerships, title or capacity should be stated.
              If shares are held jointly, each holder should sign.
--------------------------------------------------------------------------------

  Post Office Box 248 - 205 East Chicago Boulevard - Tecumseh, Michigan 49286
             - Phone 517.423.8373 - Fax 517.423.5041 - www.ubat.com